EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(Name of Debtors)

Monthly Operating Report for
the period ended October 31, 2002 **

Debtors’ Address:

One North Main Street
Coudersport, PA 16915

Willkie Farr & Gallagher

(Debtors’ Attorneys)

Monthly Operating Loss: $68,542
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: November 22, 2002

/s/Christopher T. Dunstan
Christopher T. Dunstan Executive Vice President, Treasurer and Chief Financial Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT____

*	Refer to Schedule VI for a listing of Debtors by Case Number

**	All amounts herein are preliminary and subject to revision. The debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share amounts)

October 31, 2002
ASSETS:
Property, plant and equipment – net	$7,211,182
Intangible assets – net	15,460,459
Cash and cash equivalents	471,216
Investments	42,571
Subscriber receivables – net	213,372
Prepaid expenses and other assets – net	522,505
Intercompany receivables	27,267,728
Related party receivables	1,849,700

Total assets	$53,038,733

LIABILITIES, CONVERTIBLE PREFERRED STOCK, COMMON STOCK
AND OTHER STOCKHOLDERS’ EQUITY:
Parent and subsidiary debt	$201,043
Accounts payable	136,041
Subscriber advance payments and deposits	108,660
Accrued interest and other liabilities	337,599
Intercompany payables	233,467
Related party payables	21,054
Deferred income taxes	2,004,599

3,042,463

Liabilities subject to compromise:
Parent and subsidiary debt	13,509,641
Parent and subsidiary debt under co-borrowing credit facilities	2,846,156

16,355,797
Accounts payable	1,077,018
Accrued interest and other liabilities	353,242
Intercompany payables	27,010,007
Related party payables	1,358,954

Total liabilities subject to compromise	46,155,018

Total liabilities	49,197,481

Minority interests	562,730

Cumulative redeemable exchangeable preferred stock	148,794

Convertible preferred stock, common stock and other stockholders’ equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized, 254,842,461
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(8,499)
Accumulated deficit	(3,329,507)
Treasury stock, at cost	(149,401)

5,975,884
Reduction in stockholders’ equity from amounts under co-borrowing credit facilities	(2,846,156)

Total convertible preferred stock, common stock and other stockholders’ equity	3,129,728

Total liabilities and stockholders’ equity	$53,038,733

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

	For the Month Ended October 31, 2002	For the Four Months Ended October 31, 2002
Revenues	$282,232	$1,103,976
Cost and expenses:
Direct operating and programming	114,711	450,135
Selling, general and administrative	76,047	245,853
Depreciation and amortization	76,860	287,638
Impairment of property, plant and equipment	63,910	63,910
Non-recurring professional fees	6,224	22,409
Estimated provision for accounting changes	8,500	34,000

Operating (loss) income before reorganization expenses
due to bankruptcy	(64,020)	31
Reorganization expenses due to bankruptcy	4,522	19,886

Operating loss	(68,542)	(19,855)

Other (expense) income:
Interest expense	(36,149)	(142,696)
Minority interest in income of subsidiaries	127	(1,612)
Other-than-temporary impairment of investment and other assets	—	(57,167)
Loss on sale of assets	(40)	(1,551)
Other	—	91

Total	(36,062)	(202,935)

Net loss applicable to common stockholders	$(104,604)	$(222,790)

Net loss per share – basic and diluted	$(0.42)	$(0.89)

Weighted average shares outstanding (in thousands) – basic and diluted	250,486	250,486

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	For the Month Ended October 31, 2002	For the Four Months Ended October 31, 2002
Cash flows from operating activities:
Net loss	$(104,604)	$(222,790)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	76,860	287,638
Impairment of property, plant and equipment	63,910	63,910
Other-than-temporary impairment of investments
and other assets	—	57,167
Minority interest in income of subsidiaries	(127)	1,612
Loss on sale of assets	40	1,551
Reorganization expenses due to bankruptcy	4,522	19,886
Non-recurring professional fees, net of amounts paid	973	14,770
Change in assets and liabilities:
Subscriber receivables – net	3,349	(1,964)
Prepaid expenses and other assets – net	(6,663)	(25,226)
Accounts payable	13,855	155,506
Subscriber advance payments and deposits	18,433	30,821
Accrued interest and other liabilities	(1,915)	29,336
Intercompany receivables and payables – net	(5,318)	(11,225)

Net cash provided by operating activities before
reorganization expenses	63,315	400,992
Reorganization expenses paid during the period	(4,380)	(7,089)

Net cash provided by operating activities	58,935	393,903

Cash flows from investing activities:
Acquisitions	(33)	(125)
Expenditures for property, plant and equipment	(68,187)	(212,904)
Investments in other joint ventures	361	348
Related party receivables and payables – net	4,248	1,215

Net cash used for investing activities	(63,611)	(211,466)

Cash flows from financing activities:
Proceeds from debt	—	200,000
Payment of debt	(1,440)	(7,444)
Payment of debtor in possession bank financing costs	(683)	(47,544)

Net cash (used for) provided by financing activities	(2,123)	145,012

(Decrease) increase in cash and cash equivalents	(6,799)	327,449
Cash and cash equivalents, beginning of period	478,015	143,767

Cash and cash equivalents, end of period	$471,216	$471,216

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

1.    Organization, Business and Proceedings under Chapter 11

Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia (the “Company Systems”) are located in 29 states and Puerto Rico, and are organized primarily into six strategic clusters: Los Angeles, PONY (Western Pennsylvania, Ohio and Western New York), New England, Florida, Virginia and Colorado Springs. The Company Systems are located primarily in suburban areas of large and medium-sized cities within the 50 largest television markets.

Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, its majority-owned subsidiaries and subsidiaries that are 50% owned and controlled by Adelphia are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas Family”). The Non-filing entities as of October 31, 2002 are Palm Beach Group Cable, Inc. and Palm Beach Group Cable Joint Venture and Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. (“Non-filing entities”). On September 30, 2002, Century-ML Cable Venture (“CMLCV”), a subsidiary of the Company, filed a voluntary petition to reorganize under Chapter 11 (see Note 18) and has been excluded from the materiality impact of Non-filing entities below. For the Materiality Impact of Non-filing entities below, operating income excludes the impairment of property, plant and equipment, the estimated provision for accounting changes, non-recurring professional fees, and reorganization expenses due to the Chapter 11 Cases of the Company.

Materiality Impact of Non-filing entities
as of and for the Month Ended
October 31, 2002

	Unaudited Consolidated Financial Statements	Non-filing entities	Percent of Non-filing entities to the Unaudited Consolidated Financial Statements
Balance Sheet:
Total Assets	$53,038,733	$89,752	0.17%
Total Liabilities	49,197,481	68,747	0.14%
Convertible preferred stock, common
stock and other stockholders’ equity	3,129,728	21,005	0.67%
Total Liabilities & Equity	$53,038,733	$89,752	0.17%
Statement of Operations:

Revenues	$282,232	$8,748	3.10%
Operating Income	$14,614	$2,108	14.42%

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Adelphia Business Solutions, Inc. and subsidiaries (“Adelphia Business Solutions”) was a consolidated subsidiary of Adelphia as of December 31, 2001. Adelphia Business Solutions owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services under the name Adelphia Business Solutions. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of Adelphia Business Solutions owned by Adelphia to holders of the Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of Adelphia Business Solutions common stock. The distribution of Adelphia Business Solutions common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of Adelphia Business Solutions as of October 31, 2002 and for the period from July 1, 2002 through October 31, 2002.

Bankruptcy Proceedings

On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-filing entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. On October 4, 2002, Adelphia filed a motion seeking an extension of the exclusive period within which to file a plan of reorganization and solicit acceptances thereof (the “Motion”). The Motion was heard on October 25, 2002 and the Company was granted the extension through February 21, 2003 and April 21, 2003, respectively.

Basis of Presentation

Until a plan of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared in accordance with the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”), unless otherwise noted. The accompanying unaudited consolidated financial statements of Adelphia have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern.

SOP 90-7 requires (i) that pre-petition liabilities that are subject to compromise be segregated in the Company’s consolidated balance sheet as liabilities subject to compromise and (ii) that revenues, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization, due to the Company’s bankruptcy, be reported separately as reorganization expenses in the consolidated statement of operations (see Note 5). As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events, including the Company’s debt structure, actions taken by prior management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, with a group of lenders led by JPMorgan Chase Bank and Citicorp USA, Inc. as Co-Lead Arrangers, for a Debtor-in-Possession Credit Facility (the “DIP Facility” or “DIP Lenders”). See Note 2 to these unaudited consolidated financial statements for further

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern. However, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

The accompanying unaudited consolidated financial statements have been derived from the books and records of the Debtors. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes, and these changes could be material. The Company’s intangible assets are comprised primarily of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company has discontinued amortizing its purchased franchises and goodwill as of January 1, 2002. SFAS No. 142 requires testing of impairment annually for goodwill and indefinite-lived intangible assets, or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed an impairment test of its purchased franchises and goodwill. Any such adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Debtors disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by prior management was unreliable. As such, the books and records of the Debtors from which the accompanying unaudited consolidated financial statements are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

The Debtors are reviewing the books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. These accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audits as of and for the years ended December 31, 1999 and 2000.

The operating results for the periods presented herein may not be indicative of the operating results for the full year or any future interim period.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in the consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

Dismissal of Former Independent Public Accountants

As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

As a result of actions taken by the former management of the Company, the Company has not yet completed its financial statements as of and for the year ended December 31, 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the year ended December 31, 2001. Furthermore, the Company has not timely filed its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002. As of the date Deloitte was dismissed as the Company’s independent public accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on current management’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. Current management took control of the Company in May 2002 and, on June 13, 2002, retained PwC as independent accountants. The Company’s Board of Directors and the Audit Committee of the Board of Directors approved the decision to change independent accountants. At this time, PwC has not completed the audits for the years ended December 31, 1999, 2000 and 2001. See Note 3 to these unaudited consolidated financial statements for additional information.

On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, of professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages.

2.    Debt and Other Obligations

Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise as of October 31, 2002. See Note 4 to these unaudited consolidated financial statements for additional information.

DIP Facility

In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility led by JPMorgan Chase Bank and CitiCorp USA, Inc. as Co-Lead Arrangers. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002. The DIP Facility, which expires on the earlier of June 24, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court (“Termination Event”). The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all its unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens. The DIP Facility is comprised of a $1,300,000 revolving credit facility (“Tranche A Loans”) and a $200,000 loan (“Tranche B Loan”). Tranche A Loans under the DIP Facility bear interest at the Alternative Base Rate (greatest of the Prime Rate, the base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

3.5%. The Tranche B Loan is due upon a Termination Event and bears interest at LIBOR plus 3.25%. On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 was funded by the DIP Facility Lenders and transferred into a credit-linked investment account maintained at JPMorgan Chase Bank. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Based on a review of the DIP Facility’s terms and conditions, current management determined that the proceeds from the Tranche B Loan would be recorded on the unconsolidated balance sheet as of September 30, 2002 as cash and cash equivalents and parent and subsidiary debt. Furthermore, as of October 31, 2002, the Company issued letters of credit totaling $2,230 against the Tranche B Loan proceeds.

The terms of the DIP Facility contain certain restrictive covenants which include limitations on the incurrence of additional guarantees, liens and indebtedness, limitations on the sale of assets, and the funding of capital expenditures. The DIP Facility will also require that the Company meet certain financial covenants, which are to be determined. In accordance with the DIP Facility requirements, the Company is required to submit a long-term budget and set certain financial covenants in consultation with the DIP Lenders through June 2004 no later than the 120th day from the date of the bankruptcy filing. The 120th day since the bankruptcy filing was October 25, 2002. The Company has not yet finalized its long-term budget or determined the required financial covenants. The Company has obtained a waiver of the requirement that it submit its long-term budget and set its covenants on October 25, 2002. The waiver and corresponding amendment extends the time the Company has to submit its long-term budget until November 11, 2002 and set its covenants until December 18, 2002. On November 11, 2002, the Company submitted to the DIP Lenders its long-term budget for the period July 1, 2002 through June 30, 2004. The Company believes it is materially in compliance with all other requirements referred to in the DIP Facility.

As of October 31, 2002, the Company has $300,000 availability under the DIP Facility. The remaining $1,000,000 of availability is subject to satisfaction by the Company of certain conditions.

Co-Borrowing Credit Facilities

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the year ended December 31, 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding reduction in stockholders’ equity. As consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in the stockholder’s equity included in the Company’s unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from that presented herein.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Parent and Subsidiary Debt

The following information is an update as of October 31, 2002 of certain disclosures included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000.

Parent Debt:	October 31, 2002
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks and institutions	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	211,535

Total subsidiary debt	$6,793,640

Total parent and subsidiary debt, exclusive of co-borrowing facilities	$13,710,684

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Total parent and subsidiary debt, exclusive of co-borrowing facilities, of $13,710,684 is comprised of liabilities subject to compromise of $13,509,641, bank financing under the DIP facility of $200,000 and capital leases of $1,043 entered into post petition.

Weighted average interest rate payable by subsidiaries under credit agreements with banks and institutions	5.52%

In addition to the liabilities described above, the Company is currently involved in litigation in the Bankruptcy Court relating to a potential liability in connection with its 50% interest in the Century/ML Cable Venture. See Note 18 below.

Interest Expense

Interest expense on notes to banks and institutions and capital leases totaling $36,149 and $142,696 has been reported in the unaudited consolidated statements of operations for the one and four month periods ended October 31, 2002, respectively, of which $14,598 and $58,387 is attributable to the Rigas Family owned entities within co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is only reported to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of the interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and four month periods ended October 31, 2002 would have been $97,771 and $393,562, respectively.

3.    Estimated Provision for Accounting Changes

As discussed in Note 1, PwC, the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. However, based on information known as of June 2002, current management has recorded an estimated provision related to expected adjustments in 2002 in the amount of $8,500 and $34,000 for the respective one and four month periods ended October 31, 2002. For the ten months ended October 31, 2002, the Company has recorded $85,000 related to expected adjustments.

As disclosed in the Company’s Current Report on Form 8-K filed on June 10, 2002, current management has determined that it  will make certain adjustments to its results of operations and restate its financial statements as of and for the years ended December 31, 2000 and 2001. Based on information known at that time, current management expected to record estimated adjustments totaling approximately $160,000 and $210,000 to reduce the results of operations in 2000 and 2001, respectively. Such estimates correct items in operating results previously announced by former management, including, but not limited to, capitalization of labor expenses, the expensing of certain programming costs, improperly reducing the Company’s operating expenses for “marketing support” payments and the impairment of financial instruments. Final adjustments to any prior year financial statements will be made by management at the completion of the audits by PwC. These final adjustments could materially exceed the amount previously estimated by current management.

As additional information becomes available, the Company will make any necessary adjustments to current periods in 2002. Any such adjustments may be material to the accompanying unaudited financial statements.

4.    Liabilities Subject to Compromise

As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as debtors-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with respect to the Company’s operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if the claimants wish to receive any distribution in the Chapter 11 case. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable.

Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

As of October 31, 2002, the Company has liabilities subject to compromise of $46,155,018. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

5.    Non-Recurring Professional Fees and Reorganization Expenses

The Company is also incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by prior management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the unaudited consolidated statements of operations. Such expenses are not expected to recur in the foreseeable future and therefore, have been excluded from the Company’s Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) computation in Note 17. The Company and their legal counsel are currently confirming the treatment of the Company’s provisional allocation of its non-recurring professional fees to all of its joint ventures.

Based on current management’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultants and fees for the Company and for Committee representatives.

6.    Accounts Payable and Accrued Expenses

To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of October 31, 2002.

7.    Preferred Stock Dividends

In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 Cases. Had

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $23,000 for the respective one and four month periods ended October 31, 2002.

8.    Intercompany Receivables and Payables

The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are 50% owned and controlled by the Company, including Non-filing entities and CMLCV (see Note 18). The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in the liabilities in the unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero due to the Non-filing entities and CMLCV being included in these balances, as discussed in Note 1.

9.    Related Party Receivables and Payables

Related party receivables and payables represent advances to and payables from certain related parties, including Adelphia Business Solutions and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the unaudited consolidated balance sheet. Related party payables have been segregated between pre and post bankruptcy petition, and none of the related party balances have been collateralized. In October, the Company recorded a reserve of $5,075 against management service fee revenue invoiced to Adelphia Business Solutions for this period from July 2002 through October 2002. Management is continuing to evaluate the relizability of related party receivables and may record additional resources in the future.

10.    Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents. Cash and cash equivalents as of October 31, 2002 include restricted cash of $31,292 related to funds voluntarily maintained in a separate cash account for franchise fees and $7,972 related to working capital transactions for certain acquisitions of Verizon cable systems in February 2002.

As discussed in Note 2, also included in cash and cash equivalents are the proceeds of the Tranche B Loan of $200,000.

As required by an agreement with the Company’s insurance provider, the Company increased the amount of cash maintained in the voluntary cash account for franchise fees to $32,870 as of November 15, 2002 and formally designating these funds as restricted for franchise fee purposes only.

11.    Subscriber Receivables

Subscriber receivables are comprised of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $12,467.

12.    Prepaid Expenses and Other Assets - Net

Included in prepaid expenses and other assets - net are net unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be recorded as reorganization expense.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

13.    Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

As discussed in Note 1, PwC has not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. Additionally, as discussed in Note 1, the Company’s current management is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. The Company is in the process of performing an evaluation of impairment related to several investments, long-lived assets and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. The results of the evaluations may result in adjustments to the 2002 unaudited consolidated financial statements and financial statements as of and for the years ended December 31, 1999, 2000 and 2001.

Below is a listing of investments in which the Company has recorded an asset impairment charge during the one and four month periods ended October 31, 2002.

Praxis Capital Ventures, L.P.

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC, a Delaware limited liability company (“Praxis Capital”), and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P., a Delaware limited partnership (“PCVLP”), in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, these investments had net book value of approximately $2,300. In July 2002, the Company decided to divest itself of the investments and, therefore, recorded asset impairment of $2,300.

Peter L. Venetis, the son-in-law of John J. Rigas, is the managing director of Praxis Capital Management LLC.

Devon Mobile Communications, L.P.

The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries of the Company which were spun-off as Adelphia Business Solutions in January 2002. In July 2002, Adelphia Business Solutions elected to terminate certain services material to Devon Mobile’s operations, and the Company notified Devon L.P., Inc., the General Partner, that it would terminate certain discretionary operational funding to Devon Mobile. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment charge against the remaining investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively.

Internal Operations, Call Center and Billing System

Since 1998, the Company has been developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the current functionality and usability of the Convergence system, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the acceleration of the estimated useful life of the Convergence system in the amount of $63,910. Additionally, the Company recorded in October additional expense adjustments totalling $7,610 related to the Convergence system. Such expense adjustment related primarily to payroll and other expenses improperly capitalized during 2002. These expense adjustments have been excluded for the pruposes of the Company’s EBITDA calculation as presented in footnote 17. As of October 31, 2002, the Company’s investment in this system totaled approximately $30,000, which will be reflected as adjustments to prior year financial statements.

Below is a listing of certain asset impairments and similar issues currently being evaluated by

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

management. The evaluations have not yet been completed and may impact the financial statements for 2002 and prior years. The listing below should not be considered a complete listing of all asset impairments or other issues that are under evaluation by current management, and management reserves the right to amend, update or supplement the listing below.

Property, Plant and Equipment, Net and Intangible Assets

Management is continuing to evaluate property, plant and equipment and intangible assets, including ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The results of these evaluations are unknown at this time but could result in adjustments to the net book value of property, plant and equipment or intangible assets at December 31, 1999, 2000 and 2001 and as of October 31, 2002.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. Property, plant and equipment associated with these systems totaled approximately $120,000 as of October 31, 2002. Management is continuing to evaluate the recoverability of its investment.

Buffalo Sabres

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P., a Delaware limited partnership (“NFHLP”) owned by the Rigas Parties. Among other assets, NFHLP owns the Buffalo Sabres, a National Hockey League team. The Company has made approximately $165,000 in loans for NFHLP and its subsidiaries. On November 21, 2002, the National Hockey League, which is currently managing the Buffalo Sabres, gave conditional approval to the sale of the team. Depending of the final terms on the sale of the team, the Company may be required to write-off of a majority of the outstanding loans for NFHLP and its subsidiaries.

Interactive Digital TV Investments

The Company has several investments in interactive digital TV product ventures. The Company is in the process of evaluating the past and current value of these investments. The Company’s net investment in these ventures as of October 31, 2002 approximated $6,000, net of an unrealized accumulated other comprehensive loss of approximately $8,500.

14.    Derivative Instruments and Hedging Activities

The Company manages its interest rate risk through the use of interest protection instruments such as interest rate swaps, caps and collars. The use of such interest rate protection instruments, as required by the Company’s debt obligations, is intended to minimize the volatility of cash flows caused by interest rate fluctuations. Former management of the Company determined that these instruments were not hedging instruments under the provisions of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities and, therefore, changes in fair value are recorded in the unaudited consolidated statement of operations. For the one and four month periods ended October 31, 2002, changes in fair value recognized in the unaudited consolidated statement of operations were not material.

15.    Net Loss Per Weighted Average Share of Common Stock

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16.    Supplemental Cash Flow Information

Interest Paid

Cash payments for interest were $31,609 and $152,684 for the one and four month periods ended October 31, 2002, respectively. Additionally, for the one and four month periods ended October 31, 2002, the Company made cash payments of $13,186 and $66,997, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas Family owned entities. Such payments are included in the related party receivables and payables, net in the unaudited consolidated statements of cash flows.

Non Cash Activities

Capital leases entered into during the one and four month periods ended October 31, 2002 were $0 and $1,108, respectively.

17.    EBITDA

The following is a recap of EBITDA from the unaudited consolidated statements of operations for the one and four month periods ended October 31, 2002. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP. Current management believes that the non-recurring professional fees in Note 5 and the other-than-temporary impairment of investment, long-lived assets and certain other assets in Note 13 to be of a nature that the expenses and adjustments are not expected to recur in the foreseeable future and, therefore, have been excluded from the EBITDA calculation below.

	For the Month Ended October 31, 2002	For the Four Months Ended October 31, 2002
Operating (loss) income before organization expenses due to bankruptcy	$(64,020)	$31
Depreciation and amortization	76,860	287,638
Impairment of property, plant and equipment	63,910	63,910
Additional expense adjustments related to the impairment of plant, property and equipment	7,610	7,610
Non-recurring professional fees	6,224	22,409

EBITDA	$90,584	$381,598

18.    Century-ML Cable Venture Bankruptcy Filing

On September 30, 2002, CMLCV, a joint venture between Adelphia’s wholly-owned subsidiary, Arahova Communications, Inc. and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, serving other communities in Puerto Rico.

As of October 31, 2002, CMLCV’s total assets, total liabilities and equity were $74,386, $14,987 and $59,398, respectively. For the month ended October 31, 2002, CMLCV’s revenues and operating income were $864 and $173, respectively.

CMLCV is filing a separate monthly operating report with the Bankruptcy Court for the period beginning September 30, 2002 through October 31, 2002. As more fully disclosed in CMLCV’s separate monthly operating report, there is litigation pending in the Bankruptcy Court between ML Media, CMCLV, the Company and certain other subsidiaries of the Company. The liabilities of the Company disclosed in this report exclude a potential secured liability of approximately $275,000 which is the subject of this litigation. The purported liability relates to a certain Leveraged Recapitalization Agreement in connection with the Company’s indirect 50% joint venture interest in the CMLCV. If the litigation is determined adversely to the Company, the Company could, among other things: (i) be subject to additional liabilities of approximately $275,000 or more in connection with an equity repurchase obligation under the Leveraged Recapitalization Agreement 1; (ii) lose ownership of the joint venture interest purported to secure such liabilities; and/or (iii) lose its right to manage the joint venture and receive management fee income. The outcome of this litigation is uncertain and no accrual has been recorded in the accompanying unaudited consolidated financial statements.

19.    Bankruptcy Court Reporting Schedules

The Bankruptcy Court reporting schedules included in this report on pages 18 through 60 are for the period from October 1 through October 31, 2002 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, has been obtained from the books and records of the Company and are unaudited.

[1]
If the Company satisfied the liabilities in connection with the repurchase obligation under the Leveraged Recapitalization Agreement, it would receive ML Media’s 50% ownership interest in the joint venture.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES
Summary
	For the Month Ended October 31, 2002		Reference
Gross wages paid		$43,625,993.60	Schedule I
Employee payroll taxes withheld		9,975,619.52	Schedule I
Employer payroll taxes due		3,212,271.61	Schedule I
Payroll taxes paid*		13,243,096.52	Schedule II*
Sales and other taxes due		6,121,892.05	Schedule III
Gross taxable sales		103,577,987.14	Schedule III
Real estate and personal property taxes paid		1,629,659.62	Schedule IV
Sales and other taxes paid		5,566,053.97	Schedule V
Cash disbursements		299,799,370.18	Schedule VI
Insurance coverage	$	N/A	Schedule VII

*	The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended October 31, 2002

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
October 4, 2002	$20,860,834.80	$4,659,503.92	$1,533,406.25
October 18, 2002	22,765,158.80	5,316,115.60	1,678,865.36

Total	$43,625,993.60	$9,975,619.52	$3,212,271.61

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                             Schedule II                                                                      Page 1 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2002

Payee	Payroll Taxes Paid *	Payment Date
New Jersey State	$334.97	10/01/02
Arkansas State of	330.00	10/04/02
Dublin Village of	1,327.75	10/04/02
Michigan Department	372.54	10/04/02
Mississippi State Tax Commission	2,040.61	10/04/02
Nebraska Department	210.86	10/04/02
North Carolina Department	24,726.48	10/04/02
Utah State Tax Commission	232.52	10/04/02
West Virginia Department of	14,714.06	10/04/02
State of Arizona	2,020.91	10/07/02
State of California	158,128.63	10/07/02
State of Colorado	28,785.00	10/07/02
State of Connecticut	2,257.35	10/07/02
State of Delaware	32.86	10/07/02
State of Georgia	6,769.79	10/07/02
State of Idaho	5,006.00	10/07/02
State of Illinois	112.27	10/07/02
State of Indiana	1,144.70	10/07/02
Internal Revenue Service	5,360,981.99	10/07/02
State of Kansas	514.39	10/07/02
State of Kentucky	21,805.73	10/07/02
State of Massachusetts	19,928.58	10/07/02
State of Maine	25,222.68	10/07/02
State of New Jersey	75.88	10/07/02
State of New York	122,406.01	10/07/02
State of Ohio	69,375.08	10/07/02
State of Oklahoma	264.18	10/07/02
State of Pennsylvania	88,952.19	10/07/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                                                                              Schedule II                                                                              Page 2 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2002

Payee	Payroll Taxes Paid *	Payment Date
State of South Carolina	2,647.11	10/07/02
State of Virginia	53,488.67	10/07/02
State of Vermont	15,296.06	10/07/02
Defiance City Inc	838.41	10/08/02
New Jersey State	128.67	10/08/02
Ashland Financial De	1,249.89	10/11/02
Berea City of	166.02	10/11/02
Boyle County Cour	361.14	10/11/02
Butler County Treasurer	18.81	10/11/02
Cynthiana City of	118.64	10/11/02
Director of Finance	535.24	10/11/02
Lebanon City of	365.86	10/11/02
Lincoln Co Occupa	59.51	10/11/02
Louisville/Jefferson	379.20	10/11/02
McLean County Licens	34.17	10/11/02
Nicholasville Treasurer	364.54	10/11/02
Ohio County	32.54	10/11/02
Owensboro City Treasurer	1,757.86	10/11/02
Power County	103.62	10/11/02
Roberts Susan	205.95	10/11/02
Russell City of	394.91	10/11/02
Scott County Occu	82.94	10/11/02
Vanceburg City of	74.96	10/11/02
Versailles City	355.03	10/11/02
Woodford County	565.31	10/11/02
Aberdeen Village	240.49	10/14/02
Altoona Area School	1,027.84	10/14/02
Bethel Park Borough	1,900.24	10/14/02
Blairsville Boro	2,623.84	10/14/02
Booher and Elder	921.21	10/14/02
Brooklyn City Inc	189.06	10/14/02
Brunswick City of	233.80	10/14/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                                                                  Schedule II                                                                  Page 3 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2002

Payee	Payroll Taxes Paid *	Payment Date
Bryan City Income	1,904.83	10/14/02
City of Struthers	976.85	10/14/02
Clarion Wage Tax Office	1,016.99	10/14/02
Clearfield Boro	69.69	10/14/02
Collector of Taxes	677.46	10/14/02
Columbus City Inc	107.91	10/14/02
Coshocton City	895.34	10/14/02
Dallas Boro	361.55	10/14/02
Defiance City Inc	2,971.95	10/14/02
Duryea Boro	11,790.74	10/14/02
East Carroll Township	1,658.13	10/14/02
Garrard County Fisca	169.72	10/14/02
Gettysburg Area School District	675.44	10/14/02
Harbor Creek School District	4,651.21	10/14/02
Hermitage Receive	2,763.55	10/14/02
Huntingdon County	1,073.35	10/14/02
Ironton City of	180.61	10/14/02
Jessamine County	191.43	10/14/02
Kane	671.45	10/14/02
Laurel County	903.39	10/14/02
Lock Haven	655.55	10/14/02
Logan City Income Tax	905.94	10/14/02
Lykens Borough	494.47	10/14/02
Marion County Treasurer	365.86	10/14/02
Medeira City of	243.90	10/14/02
Mercer County Fis	363.97	10/14/02
Millcreek Township	1,261.51	10/14/02
Minerva Village	912.70	10/14/02
Nebraska Department	83.80	10/14/02
New Castle	4,250.06	10/14/02
Northwestern School District	76.80	10/14/02
Oil City	520.36	10/14/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                                                                              Schedule II                                                                      Page 4 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2002

Payee	Payroll Taxes Paid *	Payment Date
Port Clinton City	1,934.98	10/14/02
Portsmouth City	2,106.60	10/14/02
Punxsutawney Boro	1,884.61	10/14/02
Richland Township	190.64	10/14/02
Rochester Boro School District	78.89	10/14/02
Rowan County Fina	460.52	10/14/02
Sadsbury Township	169.51	10/14/02
Sandy Township	250.78	10/14/02
Scott County School	41.46	10/14/02
Sheffield Lake	87.84	10/14/02
Somerset	680.11	10/14/02
Stanton City of	103.62	10/14/02
Tyrone Area School District	93.28	10/14/02
Washington Courthouse	744.87	10/14/02
Waterville Village	1,514.27	10/14/02
Waverly City of	105.90	10/14/02
West Unity Village of	34.24	10/14/02
Bureau of Employer	31,727.42	10/15/02
Bureau of Employment	7,648.03	10/15/02
Carlisle City of	38.57	10/15/02
Cashier – Texas Workforce	17.11	10/15/02
Central Tax Bureau	124,581.00	10/15/02
College Township	9,859.07	10/15/02
Department of Economics	21.77	10/15/02
Department of Employment	5,287.35	10/15/02
Department of Indust	26.46	10/15/02
Department of Labor	9,145.44	10/15/02
Division of Unemployment	2,556.89	10/15/02
Employment Resources	94.79	10/15/02
Employment Security	2,146.16	10/15/02
Harrodsburg City	1,112.23	10/15/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                                                                  Schedule II                                                              Page 5 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2002
Payee	Payroll Taxes Paid *	Payment Date
Massachusetts Div	8,283.00	10/15/02
Montana Department of	196.19	10/15/02
Nebraska Workforce D	245.00	10/15/02
New Hampsire Department	357.40	10/15/02
New Philadelphia	2,833.77	10/15/02
NYS Unemployment Ins	29,934.38	10/15/02
Office of unemployment	169.05	10/15/02
Paris City of	434.69	10/15/02
Richmond City of	17,298.65	10/15/02
Vermont Department of	1,878.99	10/15/02
Virginia Employment C	373.93	10/15/02
Wauseon Income Tax Department	120.32	10/15/02
New York Tax Department	822.05	10/16/02
Towanda	69.12	10/16/02
Connecticut Administrator of Unemployment	3,238.90	10/17/02
Tele-Media Corporation	818.00	10/17/02
West Virginia Division of Unemployment	32.13	10/17/02
Maryland Unemployment	16.33	10/17/02
Virginia Employment Commission	332.43	10/17/02
Florida Unemployment	286.96	10/17/02
Arkansas State of	165.00	10/18/02
Ashtabula Income Tax	667.66	10/18/02
Bedford County Tax S	591.91	10/18/02
Bourbon County Oc	36.58	10/18/02
Cambridge City of	306.15	10/18/02
Celina City	223.95	10/18/02
Central Collection	30,933.42	10/18/02
Chillicothe City	7,848.03	10/18/02
Cincinnati City of	329.29	10/18/02
Cleveland Heights City	3,711.84	10/18/02
Conneaut City of	208.42	10/18/02
Danville City of	315.11	10/18/02
Director of Finance	213.13	10/18/02
Dublin Village of	113.11	10/18/02
Huntington City	132.00	10/18/02
Lorain City Tax	2,073.51	10/18/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 6 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2002

Payee	Payroll Taxes Paid*	Payment Date

Macedonia City of	2,051.53	10/18/02
Madison County	31.45	10/18/02
Marion City of	849.40	10/18/02
Maryland State of	24,766.54	10/18/02
Michigan Department	97.57	10/18/02
Millersburg Village	83.25	10/18/02
Minster Village of	170.70	10/18/02
Mississippi State Ta	1,171.26	10/18/02
Montana Department of	699.26	10/18/02
Morehead Director of	399.56	10/18/02
Nebraska Department	105.43	10/18/02
Newark City of	4,497.40	10/18/02
North Carolina Depart	13,223.87	10/18/02
North Kingsville Village of	77.92	10/18/02
Philadelphia Department of	188.64	10/18/02
Pittsburgh City of	636.67	10/18/02
RITA	10,038.50	10/18/02
School District Inco	2,978.15	10/18/02
Utah State Tax Co	116.26	10/18/02
Van Wert City of	161.28	10/18/02
New Jersey State	220.70	10/19/02
School District Inco	8.87	10/19/02
Stanford Occupational	38.68	10/19/02
State of Alabama	4,840.90	10/21/02
State of Arizona	1,869.71	10/21/02
State of California	192,903.80	10/21/02
State of Colorado	31,563.00	10/21/02
State of Connecticut	2,301.95	10/21/02
State of Delaware	32.86	10/21/02
State of Georgia	8,178.39	10/21/02
State of Idaho	5,018.00	10/21/02
State of Illinois	112.27	10/21/02
State of Indiana	1,137.11	10/21/02
Internal Revenue Service	6,042,570.90	10/21/02
State of Kansas	516.65	10/21/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 7 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2002

Payee	Payroll Taxes Paid *	Payment Date

State of Kentucky	24,548.46	10/21/02
State of Massachusetts	24,034.35	10/21/02
State of Maine	29,777.00	10/21/02
State of New Jersey	75.88	10/21/02
State of New York	130,282.31	10/21/02
State of Ohio	78,691.51	10/21/02
State of Oklahoma	288.81	10/21/02
State of Pennsylvania	100,121.77	10/21/02
State of Rhode Island	3.33	10/21/02
State of South Carolina	3,484.36	10/21/02
State of Virginia	53,147.67	10/21/02
State of Vermont	20,799.67	10/21/02
State of Wisconsin	1,325.38	10/21/02
West Virginia Department of	7,595.14	10/22/02
Ashtabula Income Tax	8.60	10/23/02
Central Collection	14.67	10/23/02
Danville City of	477.78	10/23/02
Newark City of	79.88	10/23/02
Rowan County Fina	8.39	10/23/02
Altoona Area School	10.00	10/25/02
Berkheimer Associate	130.00	10/25/02
Booher and Elder	5.00	10/25/02
Caliguire William A	20.00	10/25/02
Central Tax Bureau	1,830.00	10/25/02
Clearfield Boro	10.00	10/25/02
Houser June L	10.00	10/25/02
Jordan Tax Service	90.00	10/25/02
Kilduff Karl F Ma	10.00	10/25/02
Musick Judity	10.00	10/25/02
State College Boro	80.00	10/25/02
Minerva Village	3,411.26	10/30/02
Iverson Sherry	20.00	10/31/02

Total	$13,243,096.52

*The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 1 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

Administrator ID TRS Fund	12.86	1,285.59
Alabama Dept. of Revenue	392.20	6,536.21
Albany County	532.88	—
Albemarle County	5,521.63	—
Amherst County Treasurer	10.00	—
Arizona Department of Revenue	11,801.45	680,389.40
Ashland Independent Board of Education	8,920.49	297,349.67
Augusta County	10.00	—
Bank of America	851.14	97,634.00
Bath County School District	1,185.38	39,512.67
Bedford City	204.00	—
Bedford County	66.29	13,257.34
Berea County School District	1,643.05	54,768.33
Blacksburg	400.00	—
Board of Equalization	917.50	3,439.45
Botetourt County Treasurer	12.50	—
Bourbon County School District	545.46	18,182.00
Boyd County School District	2,866.69	95,556.33
Boyle County School District	1,506.59	50,219.67
Breathitt County School District	953.55	31,785.00
Breckinridge County Board of Education	557.38	18,579.33
Buchanan County Treasurer	12.00	—
Bureau of Taxation	210.78	4,215.60
Burgin Independent Board of Education	305.67	10,189.00
Butler County School District	51.46	1,715.33
CA Teleconnect Fund	144.22	48,817.00
Campbell County Treasurer	232.00	—
Carter County School District	1,572.23	52,407.67
Cattaraugus County	24.50	—
CCHCF-A	173.99	48,817.00
Charlottesville City Treasurer	2,236.91	—
Chautauqua County Director of Finance	8.40	—
CHCF-B	692.05	48,817.00
Chesterfield County	506.95	4,658.91
Chief Fiscal Officer	71.40	—
Christiansburg City	18.29	3,657.00
Christiansburg Town of	48.50	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 2 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

City of Alahambra	1.57	37.20
City of Alameda	0.87	11.63
City of Albion	2.38	47.44
City of Arcadia	26.06	520.71
City of Arcata	0.34	11.42
City of Arlington	0.37	7.34
City of Asotin	0.25	4.13
City of Baldwin Park	4,479.16	149,305.37
City of Beaumont	1,823.81	60,793.45
City of Bellflower	1.10	21.91
City of Berkeley	4.38	58.39
City of Bothell	1.83	30.52
City of Brawley	6,903.36	172,584.24
City of Bremerton	0.35	5.75
City of Burbank	5.46	78.12
City of Calabasas	16.15	323.28
City of Charlottesville	55,189.35	714,716.84
City of Chula Vista	0.39	7.76
City of Claremont	0.19	3.54
City of Cloverdale	1.41	70.44
City of Colfax	1.92	32.10
City of Colorado Springs	236.02	9,440.80
City of Covina	10.71	178.74
City of Culver City	2.05	18.51
City of Deer Park	0.23	3.91
City of Desert Hot Springs	15.01	300.04
City of Downey	0.63	12.61
City of Edmonds	0.86	14.98
City of El Monte	3.18	45.48
City of El Segundo	0.17	8.38
City of Elk Grove	0.05	2.01
City of Everett	2.08	46.23
City of Fontana	34,166.48	683,330.12
City of Gardena	1.34	33.37
City of Glendale	3.10	44.19
City of Harrisonburg Treasurer	47.52	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 3 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

City of Hawthorne	2.07	41.20
City of Hermosa	27.65	461.59
City of Hermosa Beach	17,147.10	285,785.00
City of Holtville	1,605.34	32,106.78
City of Huntington Beach	1.82	36.57
City of Huntington Park	1.34	19.10
City of Indio	1.73	34.53
City of Inglewood	0.89	8.88
City of Kalama	4.17	69.31
City of Kelso	6,429.63	107,159.85
City of Kent	0.02	0.36
City of Kirkland	0.11	2.18
City of La Habra	25,522.23	425,370.06
City of La Palma	0.60	11.93
City of La Verne	23.26	581.40
City of Lakewood	0.44	14.71
City of Lawndale	0.01	0.13
City of Lexington	40.73	896.60
City of Long Beach	6.53	93.08
City of Longview	21,535.81	358,930.40
City of Los Angeles	1,879.82	18,791.38
City of Lynwood	1.63	16.29
City of Malibu	1.32	26.48
City of Martinville	230.92	21,932.15
City of Maywood	0.29	5.88
City of Modesto	1.06	17.65
City of Montclair	1.90	48.78
City of Monterey Park	1.06	35.33
City of Moreno Valley	54,929.65	915,494.17
City of Mountain View	0.29	9.77
City of Mukilteo	0.29	4.91
City of Norwalk	2.27	41.40
City of Oakland	0.61	8.09
City of Olympia	0.62	10.39
City of Palm Springs	1.13	22.39
City of Palo Alto	0.14	2.98
City of Palos Verdes Estates	0.06	0.57

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 4 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

City of Palouse	771.80	11,041.49
City of Paramount	0.05	1.62
City of Pasadena	3.33	40.13
City of Pico Rivera	10,663.04	213,261.13
City of Placentia	11,497.97	328,513.53
City of Pomona	1.14	12.73
City of Port Heuneme	8,055.35	201,383.85
City of Porterville	1.59	26.54
City of Poulsbo	0.17	2.78
City of Pullman	42.38	529.67
City of Redondo Beach	38,248.57	805,232.86
City of Richmond	6,480.45	124,967.23
City of Riverside	24.82	381.72
City of Roanoke	2,340.77	35,662.15
City of Sacramento	2.79	37.26
City of Salem	495.60	—
City of Salinas	0.57	9.46
City of San Bernardino	61,245.13	765,563.97
City of San Beunaventura	27,012.34	540,246.80
City of San Gabriel	0.01	0.10
City of San Jose	0.21	4.17
City of San Luis Obispo	0.12	2.46
City of Santa Ana	26.40	439.92
City of Santa Barbara	0.78	12.91
City of Santa Monica	131,487.06	1,314,870.19
City of Santa Rosa	1.74	34.74
City of Seal Beach	9.71	88.30
City of Seattle	0.03	0.47
City of Sequim	0.65	21.64
City of Sierra Madre	7.31	121.91
City of South Pasadena	1.86	37.34
City of Spokane	3.63	60.32
City of Stanton	0.83	16.61
City of Sunnyvale	0.33	16.36
City of Tacoma	0.26	4.30
City of Torrance	22.30	343.29
City of Turnwater	0.86	14.30

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 5 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

City of Vallejo	0.85	11.28
City of Vancouver	3.53	58.92
City of Ventura	39.06	779.65
City of Waynesboro	29,196.12	291,961.20
City of Westport	0.20	3.35
City of Whittier	23.44	468.78
City of Winchester	17,458.64	174,586.40
City of Winlock	0.09	1.46
City of Woodland	11.24	224.64
City of Zillah	6.47	107.70
City Treasurer	5.31	—
Clarke County	2.00	—
Clinton County Treasurer	21.70	—
Colorado Dept. of Revenue	4,172.00	139,748.86
Columbia County Treasurer	5.95	—
Commissioner of Revenue Services	636,653.17	11,485,586.88
Commonwealth of Massachusetts	3,698.18	73,963.60
Comptroller of Maryland	10,667.68	213,353,60
Comptroller of Public Accounts	21.82	349.12
Comptroller, City of Buffalo	11,987.59	399,586.44
County of Albemarle	547.62	100,143.14
County of Montgomery	9,531.18	95,311.80
Culpepper County Treasurer	15.00	—
Danville Independent School District	4,621.62	154,054.00
Daviess County Board of Education	15,915.71	530,523.67
Daviess County School District	264.99	8,833.00
Department of Tax and Revenue	13,666.67	227,777.83
Elliot County School District	301.42	10,047.33
Erie County Comptroller	6,437.46	—
Essex County Treasurer	60.90	—
Faquier County	24.00	—
Florida Department of Revenue	3,182,199.85	45,341,200.09
Franklin County Public Safety	311.40	—
Franklin County School District	88.08	2,936.00
Frederick County	171.25	—
Garrard County School District	1,006.14	33,538.00

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 6 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

Genesee County of	17.50	—
Georgia Department of Revenue	6,178.75	88,963.87
Giles	9.00	—
Greene County	37.05	—
Halifax County Treasurer	62.50	—
Hancock County Board of Education	840.36	28,012.00
Hanover County	313.30	11,342.14
Hanover County Treasurer	493.00	—
Harlan County School District	232.18	7,739.33
Harrison County School District	2,740.96	91,365.33
Harrodsburg Independent Board of Education	2,748.14	91,604.67
Henderson County Board of Education	1,975.78	65,859.33
Henrico County	2,351.82	15,747.87
Henry County Treasurer	92.16	—
ID USF	45.92	1,285.59
Idaho State Tax Commission	1,404.48	28,089.60
Indiana Department of Revenue	23,082.47	461,649.40
Internal Revenue Service	96,158.60	3,203,777.99
Jackson Independent Schools	463.98	15,466.00
Jessamine County Board of Education	7,348.60	244,953.33
Kansas Dept. of Revenue	17,116.97	234,511.58
Kenton County School District	116.18	3,872.67
Kentucky Revenue Cabinet	1,982.25	33,037.50
Laurel County School District	8,759.14	291,971.33
Lee County School District	1,160.14	38,690.67
Leslie County School District	881.06	29,368.67
Letcher County Board of Education	808.93	26,964.33
Lewis County Board of Education	900.36	36,014.40
Lewis County School District	30.88	1,235.20
Lincoln County Board of Education	1,300.52	43,350.67
Logan County School District	41.67	1,389.00
Lynchburg City of	940.96
Madison County School District	17,029.74	567,658.00
Maine Revenue Services	236,472.75	4,729,455.00
Manager of Revenue	148.86	4,253.14
Marion County Board of Education	2,588.69	86,289.67

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 7 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

Martinsville, City of - Treasurer	624.58
McLean County School District	424.94	14,164.67
Menifee County School District	519.53	17,317.67
Mercer County School District	1,658.28	55,276.00
Mississippi State Tax Commission	41,622.69	594,609.86
Montana Dept. of Revenue	12.02	320.53
Montgomery County 911	19.60
Montgomery County Treasurer	56.00
Morgan County School District	1,285.50	42,850.00
MTEAF	17.44	3,502.00
NC Department of Revenue	9,290.98	140,603.16
NECA KUSF	32.93	890.00
NECA PAUSF	884.23
NECA VUSF	293.30	24,455.07
Nelson County Board of Education	1,088.81	36,293.67
Nicholas County School District	530.50	17,683.33
NJ Division of Taxation	1,639.97	27,332.83
Norton City of	41.00
NYS Estimated Corporation Tax	48,192.82	3,510,033.34
NYS Sales Tax Processing	93,797.25	2,080,896.88
Ohio County School District	17.12	570.67
Oklahoma Tax Commission	1,024.90	18,472.00
Orleans County Treasurer	4.90
OSET	80.90
Owensboro Board of Education	11,510.82	383,694.00
Owsley County Board of Education	384.54	12,818.00
PA Department of Revenue	184,967.31	3,349,451.80
PA Department of Revenue	4,791.67	95,801.08
Page County	15.00
Paris Independent School District	2,581.91	86,063.67
Patrick County E911 Fund	5.88
Perry County School District	264.66	8,822.00
Pittsylvania County	654.00
Powell County School District	2,325.44	77,514.67
Powhattan County Treasurer	49.50
PSU	105.88
Pulaski County Treasurer	45.00
Pulaski Town of	10.00
Radford County	23.00
Rhode Island Division of Taxation	15.23	217.57

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 8 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

Roanoke County	461.36
Rockcastle County School District	724.41	24,147.00
Russell Independent School District	5,171.03	172,367.67
Saratoga County Treasurer	239.05
Schenectady County	100.80
Schoharie County Treasurer	9.45
Scott County School District	5,746.02	191,534.00
South Carolina Dept. of Revenue	47,813.21	798,773.99
Spotsylvania County	49.50
State of Michigan	236.00	3,933.33
State of New Hampshire	33,281.21	470,118.90
State Tax Department	239,654.33	3,994,238.83
Staunton County	51.60
Tazewell County	36.00
TN Department of Revenue	22,376.87	278,274.59
Town of Blacksburg	16,971.79	169,717.90
Town of Mt Crested Butte	1,165.38	25,897.33
Town of South Boston	4,751.00	47,510.00
Town of Vinton	6.48	1,296.89
Treasurer State of Maine	120.46
Treasurer State of Ohio	109,289.86	1,762,165.55
Union County School District	2,486.68	82,889.33
Vermont Department of Taxation	246,093.11	4,925,085.83
Vinton Treasurer	38.00
Virginia Department of Taxation	4,630.47	102,899.33
Warren County Treasurer	167.75
Washington County Administrators	44.80
Washington County Board of Education	152.77	5,092.33
Washington Dept. of Revenue	542.24	8,183.85
Webster County Board of Education	798.05	26,601.67
Winchester City Treasurer	213.09
Wolfe County School District	730.00	24,333.33
Woodford County Board of Education	4,760.52	158,684.00
Wyoming County Treasurer	4.55
Wyoming Department of Revenue	9.96	166.00
WYUSF	12.36	309.00

Total	$6,121,892.05	$103,577,987.14

Note (A): The 911 surcharge tax is based upon the number of phone lines and not as a function of gross taxable sales.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 1 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2002

Payee	Amount Paid	Check Date

Alfred Town of	$1,736.88	10/10/2002
Allagash Town of	964.80	10/22/2002
Allegany Village	89.46	10/9/2002
Allegany – Limestone	4,831.89	10/1/2002
Allegany – Limestone	16.26	10/23/2002
Allegheny County	401.00	10/22/2002
Allegheny County	128.04	10/29/2002
Allegheny County Tax Office	32,920.52	10/24/2002
Amesbury Town of	15,370.62	10/22/2002
Amherst Town of	39,085.55	10/1/2002
Andover Town Collector	468.75	10/31/2002
Andover Town of	208.50	10/31/2002
Arlington Town of	1,221.43	10/30/2002
Arlington Town of	1,153.40	10/31/2002
Arundel Town	3,860.09	10/22/2002
Auburn City of	4,558.88	10/4/2002
Auburn School Tax	5,847.86	10/22/2002
Auburn School Tax	3,129.36	10/23/2002
Aurora Town Hall	7,269.44	10/1/2002
Bangor City	4,936.17	10/22/2002
Bar Harbor Town of	554.18	10/1/2002
Barton Town of	—	10/9/2002
Barton Town of	4,118.61	10/18/2002
Barton Village of	912.59	10/18/2002
Belfast City	25,687.20	10/22/2002
Belgrade Town	209.70	10/10/2002
Bennington Town of	6,158.83	10/31/2002
Bethel Park School District	6,014.35	10/22/2002
Blue Hill Town of	1,154.28	10/22/2002
Boston Town of	2,624.71	10/1/2002
Bourne Town	6,831.04	10/22/2002
Brant Town of	1,566.44	10/9/2002
Brighton Town	1,511.31	10/22/2002
Bristol Town	1,590.15	10/22/2002
Bristol Town of	630.50	10/30/2002
Brocton Central School	474.02	10/22/2002
Buffalo City of	74,378.79	10/31/2002
Burnham Town of	905.18	10/22/2002
Buxton Town of	17,755.20	10/22/2002
Cal & Joanne family	200.00	10/23/2002
Calais City of	5,557.16	10/9/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 2 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2002

Payee	Amount Paid	Check Date

Camden Town	$7,433.50	10/31/2002
Canaan Town	537.83	10/10/2002
Canton Town of	1,801.06	10/31/2002
Carver Town of	8,761.00	10/22/2002
Castle Hill Town	168.03	10/22/2002
Castle Hill Town	35.43	10/23/2002
Castle Hill Town	1,047.48	10/31/2002
Cattaraugus-Little Valley	2,549.80	10/22/2002
Charlotte Town of	5,046.66	10/31/2002
Charlottesville	70.56	10/22/2002
Chase Manhattan	1,011.65	10/31/2002
Chautauqua Lake	9.82	10/22/2002
Cheektowaga Town	21,618.23	10/1/2002
Chelsea Town of	1,692.00	10/31/2002
Citicorp Vendor	133.81	10/22/2002
Clarence Town of	19,761.42	10/9/2002
Clarendon Town of	11,833.54	10/9/2002
Clarke County	258.62	10/1/2002
Clinton Town of	3,463.68	10/1/2002
Cohoes City Treasurer	13,573.55	10/4/2002
Columbus County	—	10/2/2002
Corinna Town of	680.59	10/22/2002
Danby Town of	2,609.49	10/22/2002
Danby – Mt Tabor	122.15	10/22/2002
Darlington County	628.73	10/22/2002
Dayton Town of	1,611.42	10/31/2002
Derby Town of	10,751.57	10/9/2002
Dillon County Treasurer	395.48	10/10/2002
Dixfield Town of	3,173.91	10/1/2002
Dixmont Town	203.30	10/22/2002
Dresden Town of	1,878.89	10/1/2002
Dunkirk City School	2,838.66	10/22/2002
Duxbury Town of	5,560.43	10/22/2002
Duxbury Town VT	772.74	10/9/2002
Easton Town of	2,667.55	10/22/2002
Eden Central School	497.36	10/1/2002
Eden Central School	2,322.22	10/9/2002
Ellsworth City	2.98	10/22/2002
Elma Town Hall	11,631.29	10/9/2002
Embden Town of	294.04	10/22/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 3 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2002

Payee	Amount Paid	Check Date

Emmitsburg Town	590.18	10/10/2002
Equity Office Prop	1,709.26	10/23/2002
Fairfield Town	10,984.47	10/22/2002
Falmouth Town of	11,487.64	10/22/2002
Fauquier County Treasurer	1,026.24	10/22/2002
Fauquier County Treasurer	14,418.76	10/23/2002
Ferrisburgh Town of	943.01	10/9/2002
Forth Kent Town of	10.57	10/9/2002
Foundry Corporate	1,131.68	10/28/2002
Frederick County	1,667.54	10/9/2002
Frenchburg City of	—	10/9/2002
Friendsville Town	303.44	10/1/2002
Gardiner City of	3,645.06	10/1/2002
Garrett County Comm	79.00	10/24/2002
Georgia Town	3,595.59	10/1/2002
Glens Falls City	48,220.92	10/9/2002
Cloucester City	10,131.31	10/22/2002
Grand Island Town	13,159.44	10/1/2002
Grand Isle Town of	301.03	10/31/2002
Great Barrington	6,681.94	10/22/2002
Great America Leasing	187.24	10/3/2002
Greene County Trust	263.40	10/31/2002
Guilford Town VT	11,580.19	10/9/2002
Gwinnett County	63,631.54	10/31/2002
H.F.C.S. Tax Collector	5,726.24	10/9/2002
Hadley – Luzerne Cen	9,251.15	10/9/2002
Hadley – Luzerne Cen	843.42	10/11/2002
Hamburg Central School	1,247.42	10/1/2002
Hamburg Town of	17,343.48	10/1/2002
Hampden Town	14,100.70	10/9/2002
Hampden Town	57.68	10/22/2002
Hampstead Town	2,565.85	10/22/2002
Hancock Town	2,443.52	10/30/2002
Harrison Town of	3,941.10	10/9/2002
Hartland Town of	3,554.84	10/22/2002
Henry County Treasurer	965.28	10/9/2002
Holland Central School	5,052.40	10/1/2002
Iroquois Central School	886.14	10/1/2002
Jay Town Tax Collector	5,100.24	10/22/2002
Jefferson Town of	2,257.57	10/10/2002
Keedysville Corpor	414.00	10/22/2002
Kenduskeag Town	2,058.21	10/9/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 4 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2002

Payee	Amount Paid	Check Date

Kennebunk Town of	16,703.96	10/22/2002
Killington Town	7,406.43	10/22/2002
Kingston Town of	2,525.40	10/22/2002
Kir Temelula L.P.	105.00	10/25/2002
Kirkman Kevin	172.49	10/17/2002
Lackawanna City	9,349.86	10/1/2002
Lake Shore Central	8,128.48	10/9/2002
Lamoin Town	817.40	10/22/2002
Lancaster Central	569.54	10/1/2002
Lancaster Central	17,051.61	10/9/2002
Lancaster Town	24,602.83	10/1/2002
Leeds Town Tax Collector	1,177.26	10/31/2002
Leicester Town	928.24	10/30/2002
Lewiston Village	171.49	10/31/2002
Limerick Town	6,247.40	10/22/2002
Litchfield Town	3,276.26	10/22/2002
Livermore Town	2,802.15	10/31/2002
Londonderry Town	2,467.40	10/11/2002
Los Angeles County	258.89	10/1/2002
Los Angeles County	6,207.14	10/22/2002
Loudoun County of	3,409.19	10/1/2002
Loudoun County	9,525.60	10/1/2002
Lyman Town	2,403.45	10/22/2002
Lynchburg City of	1,156.97	10/15/2002
Manchester by the	1,264.32	10/22/2002
Manchester Town	11,342.14	10/10/2002
Manchester Town of	572.95	10/22/2002
Manchester Town of	572.95	10/31/2002
Mapleton Town	743.48	10/9/2002
Marshfield Town of	9,353.29	10/17/2002
Marshfield Town of	0.06	10/31/2002
Maryland State of	100.00	10/22/2002
McKean County/Eldr	564.48	10/9/2002
McKean County/Mt	151.41	10/10/2002
McKean County/Sme	842.74	10/10/2002
McKean County/We	82.42	10/10/2002
Mechanic Falls Tow	9,351.31	10/10/2002
Mexico Town of	5,217.52	10/31/2002
Middlesex Town	122.75	10/22/2002
Minot Town of	425.77	10/10/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 5 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2002

Payee	Amount Paid	Check Date

Monkton Town of	928.91	10/31/2002
Monmouth Town	3,253.80	10/22/2002
Monoreiff Jean	8,079.42	10/1/2002
Monoreiff Jean	9,733.36	10/9/2002
Monroe County	601.42	10/9/2002
Montgomery County	7,779.87	10/23/2002
Moretown Town of	1,379.37	10/22/2002
Mount Markham Cent	246.47	10/31/2002
Naples Town	1,332.87	10/22/2002
New Portland Town	303.85	10/9/2002
New York Mills UFS	1,354.50	10/1/2002
Newcastle Town of	3,884.42	10/9/2002
Newry Town	454.35	10/23/2002
North Adams City	6,727.98	10/22/2002
North Collins Village	8,034.55	10/1/2002
Northville Central	1,610.37	10/31/2002
Norwich City	6,216.64	10/9/2002
Norwich City	5,265.76	10/22/2002
Oconee County	1,418.91	10/31/2002
Orange County	21,492.86	10/22/2002
Orchard Park Tax	19,622.97	10/1/2002
Orchard Park Tax	1,094.73	10/9/2002
Oriskany Central School	4,811.76	10/1/2002
Orono Town of	15,051.42	10/1/2002
Palatine Town of	375.26	10/22/2002
Peru Town of	2,896.50	10/1/2002
Pioneer Central School	1,386.46	10/9/2002
Pittsfield Town	5,310.84	10/22/2002
Plum Borough of	418.61	10/31/2002
Plymouth Town	11,754.77	10/22/2002
Poland Central School	3,260.21	10/9/2002
Poland Town Tax	8,707.70	10/22/2002
Portage Lake Town	89.23	10/9/2002
Poultney Town of	1,481.88	10/22/2002
Presque Isle City	151.10	10/22/2002
Princeton Town of	2,253.16	10/1/2002
Randolph Town of	8,698.12	10/9/2002
Readfield Town Tax	12,065.80	10/22/2002
Ridgeway Township	3.26	10/22/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 6 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2002

Payee	Amount Paid	Check Date

Rockbridge County	1,534.74	10/1/2002
Rockland City of	13,574.00	10/31/2002
Rockland Town of	7,409.40	10/22/2002
Rome Town	1,086.30	10/22/2002
Roxbury Town of	459.52	10/22/2002
Rumford Town	6,695.99	10/1/2002
Rumford Town	747.80	10/22/2002
Rushville Village	27.47	10/22/2002
Rushville Village	9.33	10/23/2002
Rutland City of	8,858.87	10/1/2002
San Bernardino	4,515.16	10/22/2002
Sandwich Town of	7,273.93	10/22/2002
Scalise Wilma	60.00	10/25/2002
Schreder Larry	1,120.00	10/7/2002
Schreder Larry	1,120.00	10/29/2002
Searsport Town of	6,316.25	10/9/2002
Shenango Township	251.83	10/22/2002
Sheriff of Cabell	47,905.98	10/22/2002
Skaneateles School	1,316.97	10/1/2002
South Thomaston	1,664.59	10/9/2002
Southwest Harbor	8,269.44	10/9/2002
Springfield Town of	6,392.58	10/9/2002
St. Agatha Town of	844.02	10/31/2002
St. George Town of	478.70	10/9/2002
Standish-Tax Town	20,594.69	10/31/2002
Stockbridge Town	245.60	10/31/2002
Stockholm Town	1,214.68	10/22/2002
Stockton Springs	4,490.50	10/22/2002
Sullivan Town	1,988.32	10/30/2002
Sunderland Town of	6,029.80	10/9/2002
Surry Town	306.03	10/22/2002
Sutherland Corporation	524.81	10/15/2002
Swanton Town of	1,755.47	10/9/2002
Swanton Village	710.02	10/10/2002
Taneytown Town of	3,799.85	10/9/2002
Tonawanda Town	2,056.54	10/1/2002
Tonawanda Town	3,047.52	10/9/2002
Troy Town of	2,795.44	10/22/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 7 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2002

Payee	Amount Paid	Check Date

Turner Town Tax Collector	2,020.94	10/22/2002
Underhill Graded	2,362.07	10/1/2002
Underhill Graded	974.62	10/10/2002
Union Town	3,379.39	10/31/2002
Utica City School	19,672.14	10/9/2002
Veazie Town of	2,783.55	10/1/2002
Ventura County Tax	7,698.72	10/28/2002
VinalhavenATown	2,421.27	10/22/2002
Waldoboro Town	5,480.80	10/31/2002
Wallagrass Town of	639.08	10/22/2002
Wallingford Town	4,423.96	10/10/2002
Warren Town of	7,104.65	10/31/2002
Washington County	13,538.86	10/1/2002
Waterville City	5,035.14	10/1/2002
Wayne Town of	2,871.99	10/31/2002
Wellsville Central	406.66	10/1/2002
West Canada Valley	548.16	10/22/2002
West Gardiner Town	3,308.34	10/10/2002
West Paris Town of	487.46	10/31/2002
West Seneca Town	58,605.71	10/1/2002
Westfield Central	2,922.25	10/9/2002
Westfield Central	1,919.89	10/22/2002
Westmoreland Center	4,232.78	10/1/2002
Whitesboro Central	47,849.16	10/1/2002
Windham Town of	9,031.08	10/1/2002
Windham Town of	2,816.56	10/22/2002
Winhall Town of	7,392.00	10/10/2002
Winslow Town of	21,338.24	10/9/2002
Winslow Town of	8,462.72	10/22/2002
Winthrop Town of	15,403.92	10/1/2002
Wiscasset Town	2,222.93	10/22/2002
Wise County	0.81	10/9/2002
Wise County	9,381.75	10/22/2002
Woodstock Town of	127.09	10/9/2002
Yuma County	7,557.58	10/22/2002
Yuma County	122,996.94	10/31/2002

Total	$1,662,659.14

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 1 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

Accomack County	911 Surcharge	$12.00	10/04/02
Albany County	911 Surcharge	571.23	10/04/02
Albany County	911 Surcharge	548.45	10/30/02
Albemarle County	911 Surcharge	5,621.63	10/04/02
Albemarle County	911 Surcharge	5,499.63	10/30/02
Amherst County	911 Surcharge	15.00	10/04/02
Amherst County	911 Surcharge	15.00	10/30/02
Bedford City of	911 Surcharge	310.00	10/04/02
Bedford City of	911 Surcharge	278.00	10/30/02
Board of Equalization	911 Surcharge	218.19	10/04/02
Botetourt County	911 Surcharge	12.50	10/04/02
Botetourt County	911 Surcharge	12.50	10/30/02
Buchanan County	911 Surcharge	12.00	10/04/02
Buchanan County	911 Surcharge	12.00	10/30/02
Buena Vista City	911 Surcharge	8.85	10/04/02
Buena Vista City	911 Surcharge	8.85	10/30/02
Campbell County	911 Surcharge	254.40	10/04/02
Campbell County	911 Surcharge	244.80	10/30/02
Cattaraugus County	911 Surcharge	24.50	10/04/02
Cattaraugus County	911 Surcharge	24.50	10/30/02
Charlottesville County	911 Surcharge	2,317.25	10/04/02
Charlottesville County	911 Surcharge	2,264.15	10/30/02
Chesterfield County	911 Surcharge	676.00	10/02/02
Chesterfield County	911 Surcharge	666.00	10/28/02
Chief Fiscal Officer	911 Surcharge	74.20	10/04/02
Chief Fiscal Officer	911 Surcharge	74.20	10/30/02
Christiansburg Town of	911 Surcharge	83.00	10/04/02
Christiansburg Town of	911 Surcharge	65.00	10/30/02
Clinton County Treasury	911 Surcharge	21.70	10/04/02
Clinton County Treasury	911 Surcharge	21.70	10/30/02
Colonial Heights City of	911 Surcharge	16.00	10/04/02
Colonial Heights City of	911 Surcharge	16.00	10/30/02
Culpeper County	911 Surcharge	15.00	10/04/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 2 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

Culpeper County	911 Surcharge	14.00	10/30/02
Director of Finance	911 Surcharge	8.75	10/04/02
Director of Finance	911 Surcharge	8.75	10/30/02
E-911 Authority	911 Surcharge	8.46	10/17/02
Erie County Comptroller	911 Surcharge	6,531.04	10/04/02
Erie County Comptroller	911 Surcharge	6,181.50	10/30/02
Essex County Treasury	911 Surcharge	61.25	10/04/02
Essex County Treasury	911 Surcharge	61.25	10/30/02
Executive Director	911 Surcharge	414.96	10/04/02
Executive Director	911 Surcharge	372.96	10/30/02
Genesee County of	911 Surcharge	17.50	10/04/02
Genesee County of	911 Surcharge	17.50	10/30/02
Goochland County	911 Surcharge	9.00	10/04/02
Goochland County	911 Surcharge	9.00	10/30/02
Halifax County	911 Surcharge	75.00	10/04/02
Halifax County	911 Surcharge	75.00	10/30/02
Hanover County Treasurer	911 Surcharge	337.00	10/04/02
Hanover County Treasurer	911 Surcharge	445.00	10/30/02
Henrico County	911 Surcharge	1,916.00	10/04/02
Henrico County	911 Surcharge	1,562.00	10/30/02
Henry County Treasurer	911 Surcharge	222.48	10/04/02
Henry County Treasurer	911 Surcharge	105.12	10/30/02
Lexington City of	911 Surcharge	43.75	10/02/02
Lexington City of	911 Surcharge	43.75	10/28/02
Lynchburg City of	911 Surcharge	1,031.04	10/04/02
Lynchburg City of	911 Surcharge	1,015.84	10/30/02
Martinsville City	911 Surcharge	878.42	10/04/02
Martinsville City	911 Surcharge	831.66	10/30/02
Montgomery County Treasurer	911 Surcharge	44.45	10/04/02
Montgomery County Treasurer	911 Surcharge	44.45	10/30/02
Nassau County of	911 Surcharge	143.50	10/04/02
Norton City Tax Collector	911 Surcharge	41.00	10/04/02
Norton City Tax Collector	911 Surcharge	41.00	10/30/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 3 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

Orleans County Treasurer	911 Surcharge	9.80	10/04/02
OSET	911 Surcharge	231.75	10/04/02
OSET	911 Surcharge	198.25	10/30/02
Otsego County of	911 Surcharge	7.00	10/04/02
Page County	911 Surcharge	22.50	10/04/02
Page County	911 Surcharge	22.50	10/30/02
Patrick County Treasurer	911 Surcharge	5.88	10/04/02
Patrick County Treasurer	911 Surcharge	5.88	10/30/02
Pittslyvania County	911 Surcharge	801.00	10/04/02
Pittslyvania County	911 Surcharge	759.00	10/30/02
Powhatan County	911 Surcharge	29.25	10/04/02
Powhatan County	911 Surcharge	29.25	10/30/02
Pulaski County Treasurer	911 Surcharge	87.00	10/04/02
Pulaski County Treasurer	911 Surcharge	87.00	10/30/02
Pulaski Town of	911 Surcharge	11.00	10/04/02
Pulaski Town of	911 Surcharge	11.00	10/30/02
Richmond City of	911 Surcharge	2,794.95	10/04/02
Richmond City of	911 Surcharge	2,724.60	10/30/02
Roanoke County of	911 Surcharge	604.44	10/04/02
Roanoke County of	911 Surcharge	560.64	10/30/02
Roanoke Treasurer	911 Surcharge	1,530.27	10/28/02
Salem City of	911 Surcharge	533.40	10/04/02
Salem City of	911 Surcharge	529.20	10/30/02
Saratoga County Treasurer	911 Surcharge	242.05	10/04/02
Saratoga County Treasurer	911 Surcharge	15.81	10/30/02
Schenectady County	911 Surcharge	106.31	10/04/02
Schenectady County	911 Surcharge	99.75	10/30/02
Schoharie County Treasurer	911 Surcharge	11.55	10/04/02
Schoharie County Treasurer	911 Surcharge	11.55	10/30/02
Spotsylvania Treasurer	911 Surcharge	63.00	10/04/02
Spotsylvania Treasurer	911 Surcharge	49.50	10/30/02
Tazewell County	911 Surcharge	36.00	10/04/02
Tazewell County	911 Surcharge	34.50	10/30/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 4 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

Treasurer State of	911 Surcharge	123.46	10/04/02
Treasurer State of	911 Surcharge	123.46	10/30/02
Vinton Treasurer	911 Surcharge	44.00	10/04/02
Vinton Treasurer	911 Surcharge	44.00	10/30/02
Warren County Treasurer	911 Surcharge	12.00	10/17/02
Warren County Treasurer	911 Surcharge	12.00	10/30/02
Wyoming County NY	911 Surcharge	9.06	10/04/02
Albemarle County	City Utility Tax	9,725.90	10/02/02
Albemarle County	City Utility Tax	9,390.20	10/28/02
Ashland Independent	City Utility Tax	9,623.91	10/09/02
Baldwin Park City	City Utility Tax	4,746.15	10/10/02
Beaumont City of	City Utility Tax	1,714.78	10/10/02
Bedford County	City Utility Tax	459.48	10/28/02
Blacksburg Town of	City Utility Tax	15,391.71	10/23/02
Boyd County School	City Utility Tax	3,067.29	10/09/02
Brawley City of	City Utility Tax	7,057.96	10/10/02
Breckinridge County	City Utility Tax	562.02	10/09/02
Charlottesville Treasurer	City Utility Tax	51,024.14	10/19/02
Charlottesville Treasurer	City Utility Tax	14,887.67	10/28/02
Chesterfield County	City Utility Tax	268.37	10/02/02
Chesterfield County	City Utility Tax	268.37	10/28/02
Christiansburg Town	City Utility Tax	412.68	10/02/02
Christiansburg Town	City Utility Tax	372.68	10/28/02
Fontana City of	City Utility Tax	35,141.37	10/10/02
Henrico County	City Utility Tax	756.16	10/28/02
Hermosa Beach City	City Utility Tax	17,307.38	10/10/02
Hermosa Beach City	City Utility Tax	137.14	10/19/02
Holtville City of	City Utility Tax	1,614.70	10/10/02
Jessamine County	City Utility Tax	7,370.59	10/09/02
Kelso City of	City Utility Tax	18,199.59	10/14/02
Lewis County Board	City Utility Tax	939.65	10/09/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 5 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Lewis County Board	City Utility Tax	30.40	10/09/02
Lexington City of	City Utility Tax	115.11	10/02/02
Lexington City of	City Utility Tax	115.11	10/28/02
Longview City of	City Utility Tax	62,501.30	10/14/02
Los Angeles City	City Utility Tax	118.50	10/19/02
Matthews, Carole, Treasurer	City Utility Tax	22,376.72	10/17/02
Madison County School	City Utility Tax	59.06	10/14/02
Martinsville City	City Utility Tax	1,490.93	10/28/02
Montgomery County of	City Utility Tax	9,564.90	10/23/02
Moreno Valley City of	City Utility Tax	56,654.66	10/10/02
New Hampshire State	City Utility Tax	26,258.00	10/10/02
Pico Rivera City of	City Utility Tax	11,517.70	10/10/02
Placentia City	City Utility Tax	13,844.82	10/10/02
Port Hueneme City	City Utility Tax	8,908.46	10/10/02
Redondo Beach City	City Utility Tax	3.52	10/19/02
Richmond City of	City Utility Tax	22,473.43	10/28/02
Roanoke County of	City Utility Tax	14.21	10/22/02
Roanoke Treasurer	City Utility Tax	5,820.63	10/28/02
Russell Independent	City Utility Tax	5,562.03	10/09/02
San Bernardino City	City Utility Tax	57,788.64	10/10/02
San Bernardino City	City Utility Tax	53.14	10/19/02
San Buenaventura	City Utility Tax	28,005.15	10/10/02
Santa Monica City of	City Utility Tax	30.01	10/19/02
South Boston Town	City Utility Tax	4,751.95	10/23/02
Torrance City of	City Utility Tax	17.14	10/19/02
Treasurer of Hanover	City Utility Tax	53.00	10/03/02
Treasurer of Hanover	City Utility Tax	60.00	10/28/02
Vinton Treasurer	City Utility Tax	128.37	10/02/02
Vinton Treasurer	City Utility Tax	128.37	10/28/02
Waynesboro City	City Utility Tax	28,043.76	10/19/02
Winchester City of	City Utility Tax	17,981.07	10/23/02
Internal Revenue Service	Federal Excise Tax	27,850.06	10/10/02
Internal Revenue Service	Federal Excise Tax	55,458.95	10/25/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 6 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Ahlambra City of	Gross Receipts Tax	5.07	10/18/02
Alabama Department of Revenue	Gross Receipts Tax	421.03	10/10/02
Bank of America	Gross Receipts Tax	1,104.73	10/15/02
Bank of America	Gross Receipts Tax	2,137.14	10/16/02
Beaumont City of	Gross Receipts Tax	11.05	10/18/02
Bellflower City of	Gross Receipts Tax	5.61	10/18/02
Brawley City of	Gross Receipts Tax	14.25	10/18/02
Calabasas City of	Gross Receipts Tax	13.42	10/18/02
California High	Gross Receipts Tax	840.99	10/15/02
California High	Gross Receipts Tax	1,626.93	10/16/02
California Telecon	Gross Receipts Tax	171.63	10/15/02
California Telecon	Gross Receipts Tax	332.04	10/16/02
CHCF-A	Gross Receipts Tax	171.63	10/15/02
CHCF-A	Gross Receipts Tax	332.03	10/16/02
City of Arcadia	Gross Receipts Tax	31.14	10/18/02
City of Huntington	Gross Receipts Tax	5.01	10/18/02
Cloverdale City of	Gross Receipts Tax	8.30	10/18/02
Colfax City of	Gross Receipts Tax	6.23	10/15/02
Comptroller City of	Gross Receipts Tax	14,664.54	10/25/02
Covina City of	Gross Receipts Tax	15.01	10/18/02
Culver City of	Gross Receipts Tax	15.59	10/18/02
Desert Hot Springs City of	Gross Receipts Tax	7.36	10/18/02
Downey City of	Gross Receipts Tax	5.66	10/18/02
El Monte City of	Gross Receipts Tax	8.41	10/18/02
Florida Dept of Revenue	Gross Receipts Tax	10,404.83	10/21/02
Fontana City of	Gross Receipts Tax	18.28	10/18/02
Gardena City of	Gross Receipts Tax	5.12	10/18/02
Hermosa Beach City	Gross Receipts Tax	29.34	10/18/02
Holtville City of	Gross Receipts Tax	5.06	10/18/02
Illinois Department	Gross Receipts Tax	22.20	10/18/02
Indio City of	Gross Receipts Tax	6.77	10/18/02
Inglewood City of	Gross Receipts Tax	5.23	10/18/02
Kalama City of	Gross Receipts Tax	21.02	10/15/02
Kelso City of	Gross Receipts Tax	101.70	10/15/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 7 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
LA Habra City of	Gross Receipts Tax	43.08	10/18/02
LA Verne City of	Gross Receipts Tax	22.79	10/18/02
Long Beach City of	Gross Receipts Tax	12.45	10/18/02
Longview City of	Gross Receipts Tax	295.86	10/15/02
Los Angeles City	Gross Receipts Tax	1,875.75	10/18/02
Malibu City of	Gross Receipts Tax	5.71	10/18/02
Montclair City of	Gross Receipts Tax	7.38	10/18/02
Moreno Valley City	Gross Receipts Tax	270.27	10/18/02
NECA MTEAF	Gross Receipts Tax	44.20	10/18/02
NECA PAUSF	Gross Receipts Tax	889.09	10/18/02
NECA VUSF	Gross Receipts Tax	302.90	10/10/02
New Hampshire State	Gross Receipts Tax	3,162.37	10/10/02
Pico Rivera City of	Gross Receipts Tax	6.33	10/18/02
Placentia City	Gross Receipts Tax	8.22	10/18/02
Public Service	Gross Receipts Tax	105.87	10/10/02
Pullman City of	Gross Receipts Tax	41.53	10/15/02
Redondo Beach City	Gross Receipts Tax	90.97	10/18/02
Riverside City of	Gross Receipts Tax	24.97	10/18/02
Sacramento City of	Gross Receipts Tax	6.58	10/18/02
San Bernadino City	Gross Receipts Tax	88.80	10/18/02
Santa Ana City of	Gross Receipts Tax	21.83	10/18/02
Santa Monica City of	Gross Receipts Tax	209.48	10/18/02
Santa Rosa City of	Gross Receipts Tax	7.53	10/18/02
Seal Beach City	Gross Receipts Tax	11.74	10/18/02
Sierra Madre	Gross Receipts Tax	6.68	10/18/02
Stanton City of	Gross Receipts Tax	5.81	10/18/02
Sunnyvale City of	Gross Receipts Tax	7.46	10/18/02
Torrance City of	Gross Receipts Tax	6.91	10/18/02
Universal Service	Gross Receipts Tax	9,446.07	10/01/02
Universal Service	Gross Receipts Tax	59,482.42	10/30/02
Vancouver City of	Gross Receipts Tax	12.92	10/15/02
Ventura City of	Gross Receipts Tax	57.96	10/18/02
Whittier City of	Gross Receipts Tax	26.73	10/18/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 8 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Arizona Department of Revenue	Sales Tax	11,043.30	10/15/02
Bath County School	Sales Tax	1,177.54	10/09/02
Berea Independent School District	Sales Tax	1,643.05	10/09/02
Board of Equalization	Sales Tax	283.00	10/31/02
Bourbon County School	Sales Tax	536.79	10/09/02
Boyle County School	Sales Tax	1,490.66	10/09/02
Breathitt County School District	Sales Tax	924.33	10/09/02
Burgin Education Board	Sales Tax	309.37	10/09/02
Butler County School District	Sales Tax	53.78	10/09/02
Carter County School District	Sales Tax	1,588.34	10/09/02
Colorado Department of Public Health	Sales Tax	674.00	10/10/02
Colorado Department of Revenue	Sales Tax	2,969.00	10/21/02
Colorado Springs City of	Sales Tax	241.78	10/09/02
Commonwealth of Massachusetts	Sales Tax	57.84	10/10/02
Commonwealth of Massachusetts	Sales Tax	376.70	10/14/02
Commonwealth of Massachusetts	Sales Tax	1,335.62	10/15/02
Commonwealth of Massachusetts	Sales Tax	89.92	10/16/02
Comptroller of MA	Sales Tax	3,569.05	10/09/02
Comptroller of MD	Sales Tax	7,687.89	10/21/02
Connecticut Department of Revenue	Sales Tax	342,183.57	10/31/02
Connecticut Department of Revenue	Sales Tax	5,958.06	10/25/02
Danville Independent School Board	Sales Tax	4,555.30	10/09/02
Daviess County Board of Education	Sales Tax	16,016.60	10/09/02
Department of Tax & Revenue	Sales Tax	13,707.81	10/10/02
Elliott County School District	Sales Tax	301.39	10/09/02
Florida Department of Revenue	Sales Tax	138,062.93	10/21/02
Franklin County School District	Sales Tax	85.23	10/09/02
Garrard County School District	Sales Tax	1,007.75	10/09/02
Georgia Department of Revenue	Sales Tax	144.74	10/15/02
Georgia Department of Revenue	Sales Tax	347.33	10/19/02
Hancock County Board of Education	Sales Tax	856.11	10/09/02
Harlan County School District	Sales Tax	229.59	10/09/02
Harrison County School District	Sales Tax	2,752.59	10/09/02
Harrodsburg Board of	Sales Tax	2,705.34	10/09/02
Henderson Co Board Of Education	Sales Tax	2,008.20	10/09/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 9 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Idaho State Tax Commission	Sales Tax	1,309.18	10/14/02
Indiana Department of Revenue	Sales Tax	1,029.02	10/14/02
Indiana Department of Revenue	Sales Tax	22,007.27	10/21/02
Jackson Independent	Sales Tax	456.67	10/09/02
Kansas Dept of Revenue	Sales Tax	16,629.90	10/25/02
Kenton County School District	Sales Tax	115.76	10/09/02
Kentucky Revenue Cabinet	Sales Tax	62.34	10/18/02
LA Habra City of	Sales Tax	25,157.25	10/10/02
Laurel County School District	Sales Tax	8,670.30	10/09/02
Lee County School District	Sales Tax	1,154.62	10/09/02
Leslie County School District	Sales Tax	862.28	10/09/02
Letcher County Board of Education	Sales Tax	821.74	10/09/02
Lincoln County Board of Education	Sales Tax	1,290.88	10/09/02
Logan Country School	Sales Tax	41.67	10/10/02
Madison County School District	Sales Tax	17,127.42	10/09/02
Maine Revenue Service	Sales Tax	16,896.40	10/16/02
Maine Revenue Service	Sales Tax	223,590.37	10/16/02
Manager of Revenue	Sales Tax	403.72	10/09/02
Marion County School District	Sales Tax	2,553.70	10/09/02
McLean County School District	Sales Tax	425.81	10/09/02
Menifee County School District	Sales Tax	534.99	10/09/02
Mercer County School District	Sales Tax	1,682.24	10/09/02
Minolta Corporation	Sales Tax	8.45	10/02/02
Minolta Corporation	Sales Tax	396.06	10/03/02
Minolta Corporation	Sales Tax	78.08	10/10/02
Minolta Corporation	Sales Tax	24.18	10/11/02
Minolta Corporation	Sales Tax	178.14	10/14/02
Minolta Corporation	Sales Tax	3.66	10/30/02
Mississippi State Tax Commission	Sales Tax	4,730.00	10/14/02
Mississippi State Tax Commission	Sales Tax	32,920.00	10/15/02
Morgan County School	Sales Tax	1,279.84	10/09/02
Mt Crested Butte Tow	Sales Tax	1,184.48	10/09/02
Nelson County Board	Sales Tax	1,081.64	10/09/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 10 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
New Jersey Sales Tax	Sales Tax	174.70	10/14/02
Nicholas County School District	Sales Tax	522.72	10/09/02
North Carolina Department	Sales Tax	7,988.50	10/14/02
NYS Sales Tax Processing	Sales Tax	70,991.16	10/19/02
NYS Sales Tax Processing	Sales Tax	10,779.66	10/22/02
Ohio County School District	Sales Tax	15.93	10/09/02
Oklahoma Tax Commission	Sales Tax	1,061.23	10/10/02
Owensboro Board of Education	Sales Tax	11,389.55	10/09/02
Owsley County Board of Education	Sales Tax	381.48	10/09/02
Pennsylvania Department of Revenue	Sales Tax	137,524.97	10/21/02
Pennsylvania Department of Revenue	Sales Tax	35,466.28	10/19/02
Pennsylvania Department of Revenue	Sales Tax	26,038.11	10/21/02
Palouse City of	Sales Tax	2,324.02	10/14/02
Paris Independent	Sales Tax	2,543.60	10/09/02
Perry County School	Sales Tax	260.11	10/09/02
Powell County School	Sales Tax	2,378.71	10/09/02
Redondo Beach City	Sales Tax	37,860.76	10/10/02
Rhode Island State	Sales Tax	54.03	10/09/02
Rockcastle County	Sales Tax	726.89	10/09/02
Santa Monica City of	Sales Tax	126,366.14	10/10/02
Santa Monica City of	Sales Tax	126.61	10/11/02
Scott County School	Sales Tax	5,659.82	10/09/02
South Carolina Dept of Revenue	Sales Tax	46,138.00	10/21/02
State Tax Department	Sales Tax	242,335.50	10/09/02
Tennessee Department of Revenue	Sales Tax	21,173.00	10/16/02
Treasurer of State Of Ohio	Sales Tax	7,187.92	10/23/02
Treasurer of State Of Ohio	Sales Tax	43,282.91	10/23/02
Treasurer of State Of Ohio	Sales Tax	19,161.46	10/15/02
Treasurer of State Of Ohio	Sales Tax	25,376.28	10/16/02
Treasurer of State Of Ohio	Sales Tax	8,882.56	10/23/02
Union County School	Sales Tax	2,484.45	10/09/02
Vermont Dept of Taxation	Sales Tax	318.57	10/14/02
Virginia Department of Tax	Sales Tax	175,210.81	10/24/02
Virginia Department	Sales Tax	649.70	10/14/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 11 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Virginia Department	Sales Tax	3,328.60	10/15/02
Virginia Department	Sales Tax	2,041.45	10/16/02
Washington County Board of Education	Sales Tax	145.14	10/09/02
Washington Department Of Revenue	Sales Tax	738.41	10/25/02
Webster County Board	Sales Tax	823.95	10/09/02
Wolfe County School	Sales Tax	718.65	10/09/02
Woodford County Board	Sales Tax	4,640.72	10/09/02
Arizona Department of Revenue	Telecommunication Tax	36.27	10/16/02
Bureau of Taxation	Telecommunication Tax	779.52	10/10/02
Colorado Department of Revenue	Telecommunication Tax	507.00	10/14/02
Commonwealth of MA	Telecommunication Tax	7,202.11	10/15/02
Connecticut State	Telecommunication Tax	312.29	10/28/02
Florida Department of Revenue	Telecommunication Tax	3,090,371.60	10/21/02
Georgia Department of Revenue	Telecommunication Tax	243.34	10/16/02
Indiana Department of Revenue	Telecommunication Tax	204.71	10/14/02
Kansas Department of Revenue	Telecommunication Tax	134.62	10/23/02
Kentucky Revenue Cabinet	Telecommunication Tax	1,370.37	10/18/02
Kentucky State	Telecommunication Tax	1,457.86	10/09/02
Michigan State of	Telecommunication Tax	237.00	10/10/02
Mississippi State Tax Commission	Telecommunication Tax	135.00	10/15/02
New Jersey Sales Tax	Telecommunication Tax	1,557.04	10/14/02
North Carolina Dept	Telecommunication Tax	934.97	10/14/02
Pennsylvania Department of Revenue	Telecommunication Tax	15,507.61	10/21/02
Rhode Island State	Telecommunication Tax	72.22	10/14/02
Tennessee Department of	Telecommunication Tax	1,135.00	10/17/02
Treasurer of State	Telecommunication Tax	8,654.53	10/23/02
Vermont Department of Tax	Telecommunication Tax	1,132.04	10/24/02

Total		$6,011,602.89

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 1 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2002

LEGAL ENTITY	Case Number	Disbursements
ACC Cable Communications FL-VA, LLC	02-41904	$2,402,196.37
ACC Cable Holdings VA, Inc.	02-41905	—
ACC Holdings II, LLC	02-41955	—
ACC Investment Holdings, Inc.	02-41957	280.00
ACC Operations, Inc.	02-41956	20,259.67
ACC Telecommunications Holdings LLC	02-41864	—
ACC Telecommunications LLC	02-41863	3,702,777.77
ACC Telecommunications of Virginia LLC	02-41862	553,587.69
ACC-AMN Holdings, LLC	02-41861	—
Adelphia Acquisition Subsidiary, Inc.	02-41860	—
Adelphia Arizona, Inc.	02-41859	—
Adelphia Blairsville, LLC	02-41735	—
Adelphia Cable Partners, LP	02-41902	5,100,416.61
Adelphia Cablevision Associates, LP	02-41913	359,207.37
Adelphia Cablevision Corp.	02-41752	974,027.62
Adelphia Cablevision of Boca Raton, LLC	02-41751	799,603.29
Adelphia Cablevision of Fontana, LLC	02-41755	—
Adelphia Cablevision of Inland Empire, LLC	02-41754	7,489,768.22
Adelphia Cablevision of New York, Inc.	02-41892	2,862,767.36
Adelphia Cablevision of Newport Beach, LLC	02-41947	385,425.02
Adelphia Cablevision of Orange County II, LLC	02-41781	429,826.05
Adelphia Cablevision of Orange County, LLC	02-41946	386,911.01
Adelphia Cablevision of San Bernandino, LLC	02-41753	—
Adelphia Cablevision of Santa Ana, LLC	02-41831	2,539,346.05
Adelphia Cablevision of Seal Beach, LLC	02-41757	117,309.16
Adelphia Cablevision of Simi Valley, LLC	02-41830	886,408.82
Adelphia Cablevision of the Kennebunks, LLC	02-41943	383,776.86
Adelphia Cablevision of West Palm Beach III, LLC	02-41783	149,608.51
Adelphia Cablevision of West Palm Beach IV, LLC	02-41766	2,567,622.39
Adelphia Cablevision of West Palm Beach V, LLC	02-41764	61,301.74
Adelphia Cablevision, LLC	02-41858	63,869,415.85
Adelphia California Cablevision, LLC	02-41942	4,171,362.82
Adelphia Central Pennsylvania, LLC	02-41950	2,953,843.00
Adelphia Cleveland, LLC	02-41793	13,730,702.92
Adelphia Communications Corporation	02-41729	1,225.00
Adelphia Communications International, Inc.	02-41857	250.00
Adelphia Communications of California II, LLC	02-41748	2,628,948.22
Adelphia Communications of California III, LLC	02-41817	1,316,726.40
Adelphia Communications of California, LLC	02-41749	119,614.44
Adelphia Company of Western Connecticut	02-41801	3,577,694.01

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 2 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Adelphia General Holdings III, LLC	02-41854	—
Adelphia GP Holdings, LLC	02-41829	—
Adelphia GS Cable, LLC	02-41908	2,192,266.53
Adelphia Harbor Center Holdings, LLC	02-41853	—
Adelphia Holdings 2001, LLC	02-41926	—
Adelphia International II, LLC	02-41856	250.00
Adelphia International III, LLC	02-41855	300,250.00
Adelphia Mobile Phones, Inc.	02-41852	250.00
Adelphia of the Midwest, Inc.	02-41794	250.00
Adelphia Pinellas County, LLC	02-41944	—
Adelphia Prestige Cablevision, LLC	02-41795	5,257,194.14
Adelphia Telecommunications of Florida, Inc.	02-41939	32,573.31
Adelphia Telecommunications, Inc.	02-41851	1,434,769.84
Adelphia Wellsville, LLC	02-41850	250.00
Adelphia Western New York Holdings, LLC	02-41849	500.00
Arahova Communications, Inc.	02-41815	250.00
Arahova Holdings, LLC	02-41893	250.00
Badger Holding Corporation	02-41792	250.00
Better TV Inc. of Bennington	02-41914	262,331.40
Blacksburg/Salem Cablevision, Inc.	02-41759	881,491.49
Brazas Communications, Inc.	02-41804	250.00
Buenavision Telecommunications, Inc.	02-41938	528,586.43
Cable Sentry Corporation	02-41894	—
California Ad Sales, LLC	02-41945	—
CCC-III, Inc.	02-41867	—
CCC-Indiana, Inc.	02-41937	—
CCH Indiana, LP	02-41935	—
CDA Cable, Inc.	02-41879	156,110.59
Century Advertising, Inc.	02-41731	295.90
Century Alabama Corp	02-41889	128,596.81
Century Alabama Holding Corp	02-41891	—
Century Australia Communications Corp	02-41738	250.00
Century Berkshire Cable Corp	02-41762	571,310.76
Century Cable Holdings Corp	02-41814	1,250.00
Century Cable Holdings, LLC	02-41812	9,189,978.41
Century Cable Management Corporation	02-41887	182,540.88
Century Cable of Southern California	02-41745	—
Century Cablevision Holdings, LLC	02-41936	1,979,636.10
Century Carolina Corp	02-41886	612,081.01
Century Colorado Springs Corp	02-41736	128,920.21
Century Colorado Springs Partnership	02-41774	4,922,244.93

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 3 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Century Communication Corporation	02-12834	1,879,021.69
Century Cullman Corp	02-41888	431,329.67
Century Enterprise Cable Corp	02-41890	250,099.01
Century Exchange, LLC	02-41744	250.00
Century Federal, Inc.	02-41747	—
Century Granite Cable Television Corp.	02-41779	—
Century Huntington Company	02-41885	2,351,392.14
Century Indiana Corp	02-41768	250.00
Century Investment Holding Corp	02-41740	250.00
Century Investors, Inc.	02-41733	250.00
Century Island Associates, Inc.	02-41771	30,779.33
Century Island Cable Television Corp	02-41772	250.00
Century Kansas Cable Television Corp	02-41884	147,591.84
Century Lykens Cable Corp	02-41883	131,322.71
Century Mendocino Cable Television, Inc.	02-41780	470,097.34
Century Mississippi Corp	02-41882	318,785.09
Century Mountain Corp	02-41797	135,119.07
Century New Mexico Cable Television Corp.	02-41784	1,400.00
Century Norwich Corp	02-41881	1,471,602.31
Century Ohio Cable Television Corp	02-41811	607,805.86
Century Oregon Cable Corp	02-41739	250.00
Century Pacific Cable TV Inc	02-41746	—
Century Programming, Inc.	02-41732	250.00
Century Realty Corp.	02-41813	—
Century Shasta Cable Television Corp	02-41880	250.00
Century Southwest Colorado Cable Television Corp	02-41770	250.00
Century Trinidad Cable Television Corp.	02-41790	96,718.42
Century Virginia Corp	02-41796	294,909.32
Century Voice and Data Communications, Inc.	02-41737	500.00
Century Warrick Cable Corp.	02-41763	250.00
Century Washington Cable Television, Inc.	02-41878	250.00
Century Wyoming Cable Television Corp.	02-41789	142,287.64
Century-TCI California Communications, LP	02-41743	250.00
Century-TCI California, LP	02-41741	32,906,050.74
Century-TCI Holdings, LLC	02-41742	250.00
Chelsea Communications, Inc.	02-41923	1,045.00
Chelsea Communications, LLC	02-41924	6,667,743.60
Chestnut Street Services, LLC	02-41842	—
Clear Cablevision, Inc.	02-41756	—
CMA Cablevision Associates VII, LP	02-41808	—
CMA Cablevision Associates XI, LP	02-41807	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 4 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Coral Security, Inc.	02-41895	—
Cowlitz Cablevision, Inc.	02-41877	669,376.98
CP-MDU I LLC	02-41940	—
CP-MDU II LLC	02-41941	—
E & E Cable Service Inc.	02-41785	250.00
Eastern Virginia Cablevision Holdings, LLC	02-41799	250.00
Eastern Virginia Cablevision, LP	02-41800	239,340.42
Empire Sports Network, LP	02-41844	7,519,627.62
FAE Cable Management Corp	02-41734	250.00
FOP Indiana, LP	02-41816	196,283.64
FrontierVision Access Partners, LLC	02-41819	1,776,450.08
FrontierVision Cable New England, Inc.	02-41822	1,057,647.88
FrontierVision Capital Corporation	02-41820	250.00
FrontierVision Holdings Capital Corporation	02-41824	250.00
ForntierVision Holdings Capital II Corporation	02-41823	250.00
FrontierVision Holdings, LLC	02-41827	266.00
FrontierVision Holdings, LP	02-41826	250.00
FrontierVision Operating Partners, LLC	02-41825	250.00
FrontierVision Operating Partners, LP	02-41821	23,055,700.92
FrontierVision Partners, LP	02-41828	250.00
Ft. Myers Acquisition Limited Partnership	02-41949	250.00
Ft. Myers Cablevision, LLC	02-41948	—
Genesis Cable Communications Subsidiary, LLC	02-41903	—
Global Acquisition Partners, LP	02-41933	999,457.48
Global Cablevision II, LLC	02-41934	250.00
Grafton Cable Company	02-41788	250.00
GS Cable, LLC	02-41907	1,915,165.23
GS Telecommunications LLC	02-41906	—
Harron Cablevision of New Hampshire, Inc.	02-41750	2,119,990.33
Huntington CATV, Inc.	02-41765	—
Imperial Valley Cablevision, Inc.	02-41876	630,029.98
Kalamazoo County Cablevision, Inc.	02-41922	250.00
Key Biscayne Cablevision	02-41898	101,506.93
Kootenai Cable, Inc.	02-41875	904,661.13
Lake Champlain Cable Television Corporation	02-41911	208,516.59
Leadership Acquisition Limited Partnership	02-41931	—
Louisa Cablevision, Inc.	02-41760	13,203.83
Manchester Cablevision, Inc.	02-41758	—
Martha’s Vineyard Cablevision, LP	02-41805	206,557.68

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 5 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Mercury Communications, Inc.	02-41840	58,459.89
Mickelson Media of Florida, Inc.	02-41874	290,522.03
Mickelson Media, Inc.	02-41782	111,112.96
Montgomery Cablevision, Inc.	02-41848	250.00
Monument Colorado Cablevision, Inc.	02-41932	120,258.91
Mountain Cable Communications Corporation	02-41916	250.00
Mountain Cable Company, LP	02-41909	5,688,229.05
Mt. Lebanon Cablevision, Inc	02-41920	—
Multi-Channel TV Cable Company	02-41921	548,305.13
National Cable Acquisition Associates, LP	02-41952	1,894,941.53
Olympus Cable Holdings, LLC	02-41925	1,076,915.77
Olympus Capital Corporation	02-41930	250.00
Olympus Communications Holdings, LLC	02-41953	—
Olympus Communications, LP	02-41954	22,457.88
Olympus Subsidiary, LLC	02-41928	—
Owensboro Indiana, LP	02-41773	—
Owensboro on the Air, Inc.	02-41777	500.00
Owensboro-Brunswick, Inc.	02-41730	3,140,059.09
Page Time, Inc.	02-41839	25,565.34
Paragon Cable Television, Inc.	02-41778	760.00
Paragon Cablevision Construction Corporation	02-41775	—
Paragon Cablevision Management Corporation	02-41776	—
Parnassos Communications, LP	02-41846	204,229.29
Parnassos Holdings, LLC	02-41845	—
Parnassos, LP	02-41843	15,069,073.76
Pericles Communications Corporation	02-41919	250.00
Pullman TV Cable Co., Inc.	02-41873	480,487.58
Rentavision of Brunswick, Inc.	02-41872	221,623.90
Richmond Cable Television Corporation	02-41912	80,091.31
Rigpal Communications, Inc.	02-41917	—
Robinson/Plum Cablevision, LP	02-41927	407,457.15
S/T Cable Corporation	02-41791	250.00
Sabres, Inc.	02-41838	250.00
Scranton Cablevision, Inc.	02-41761	1,721,754.16
Sentinel Communications of Muncie, Indiana, Inc.	02-41767	—
Southeast Florida Cable, Inc.	02-41900	9,235,441.05
Southwest Colorado Cable Inc.	02-41769	161,013.71
Southwest Virginia Cable, Inc.	02-41833	677,049.25
Star Cable, Inc.	02-41787	250.00
Starpoint, Limited Partnership	02-41897	1,275,902.36
SVHH Cable Acquisition, LP	02-41836	1,022,243.85
SVHH Holdings, LLC	02-41837	—
Tele-Media Company of Hopewell-Prince George	02-41798	161,116.34
Tele-Media Company of Tri-States, LP	02-41809	262,098.32
Tele-Media Investment Partnership, LP	02-41951	677,838.38
Telesat Acquisition Limited Partnership	02-41929	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 6 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Telesat Acquisition, LLC	02-41871	2,208,996.41
The Golf Club at Wending Creek Farms, LLC	02-41841	1,465.59
The Main InternetWorks, Inc.	02-41818	—
The Westover TV Cable Co., Inc.	02-41786	264.85
Three Rivers Cable Associates, LP	02-41910	775,408.58
Timotheos Communications, LP	02-41901	250.00
TMC Holdings Corporation	02-41803	500.00
TMC Holdings, LLC	02-41802	—
Tri-States, LLC	02-41810	250.00
UCA LLC	02-41834	5,739,049.39
Upper St. Clair Cablevision Inc.	02-41918	—
US Tele-Media Investment Company	02-41835	250.00
Valley Video, Inc.	02-41870	117,361.90
Van Buren County Cablevision, Inc.	02-41832	172,566.90
Warrick Cablevision, Inc.	02-41866	—
Warrick Indiana, LP	02-41865	169,313.15
Wellsville Cablevision, LLC	02-41806	263,209.68
West Boca Acquisition Limited Partnership	02-41899	967,620.91
Western NY Cablevision, LP	02-41847	—
Westview Security, Inc	02-41896	—
Wilderness Cable Company	02-41869	446,566.09
Young’s Cable TV Corp	02-41915	152,768.72
Yuma Cablevision, Inc.	02-41868	882,847.54

Total		$299,799,370.18

NOTE:	For the quarter ending September 30, 2002, the quarterly fee to the Bankruptcy Court relating to cash disbursements during this period was $655,750.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 1 of 2

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Property & Inland Marine: All Risk Property Including Antennas, Microwave Dishes, Earth Stations, and Receiving Dishes	Royal Indemnity Company	RHD315165	05/16/00 - 05/16/03

Boiler & Machinery Inspection Contract	C N A	#BM1098496299	05/16/02 - 05/16/03

Difference in Conditions	Essex Insurance Company Underwriters @ Lloyds thru Western Re/Managers	MSP 6409 LLX40298	05/16/02 - 05/16/03 05/16/02 - 05/16/03

Transmission Lines/Business Interruption	United Assurance Co	TD051600	05/16/00 - 05/16/03

Commercial General Liability	Royal Insurance Co.	P2TS465832	05/16/02 - 05/16/03

Commercial Automobile	Royal Insurance Co.	P2TS465831 Liability (all states except Texas) P2TS465834 Texas Liability P2TS465833 Physical Damage	05/16/02 - 05/16/03

Worker’s Compensation	Royal Indemnity Co	P2AO 003261 all states except California & monopolistic states	05/16/02 - 05/16/03

California	State Compensation Insurance Fund	1695463-02	05/16/02 - 05/16/03

ACC Operations Inc (OH)	Ohio Bureau of Workers Compensation	1328524	Ongoing*

Washington State	WA Department of Labor & Industry	083 004 452	10/1/99 - Ongoing*

West Virginia	West Virginia Workers’ Compensation	20104948 101	10/1/99 - Ongoing*

Wyoming	Wyoming Department of Employment	366575	10/1/99 - Ongoing*

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 2 of 2

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC338410	11/23/01 - 11/23/02

Umbrella Excess Liability Excess Liability	Liberty Mutual Federal Insurance Co	TH1641004429-012 79808108	05/16/02 - 05/16/03 05/16/02 - 05/16/03

Executive Protection (Kidnap/Ransom & Extortion)	Federal Insurance	81516188	12/19/01 - 12/19/04

International Package	Great Northern Insurance Co.	73223119	05/16/02 - 05/16/03

Employee Dishonesty—ERISA	Hanover Insurance Co	BDR1680832	05/16/00 - 05/16/03

New York Disability	National Benefit Life	89100184825	01/01/02 - Ongoing*

Pollution Liability	Federal Insurance	37251845 37251846	01/01/00 - 01/01/03

Directors & Officers Liability	AEGIS (Associated Electric & Gas Insurance Services Limited)	D0999A1A00	12/31/00 - 12/31/03

Excess Directors & Officers Liability	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03

	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Executive Risk Indemnity Inc.	15118937999	10/28/99 - 10/28/02

Commercial General Liability	Scottsdale Insurance Co.	BCS0002136	09/26/01 - 03/26/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty - ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.